[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

PROSPECTUS

U.S. SMALL TO MID CAP GROWTH FUND

CLASS I-II


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


MAY 2, 2006

                                               TABLE OF CONTENTS

A LOOK AT FUND GOALS, STRATEGIES, RISKS AND
HISTORICAL PERFORMANCE.

U.S. SMALL TO MID CAP GROWTH FUND                           1

POLICIES AND INSTRUCTIONS FOR OPENING,
MAINTAINING, AND REDEEMING SHARES FROM AN ACCOUNT
IN THE FUND.

SIMPLIFIED ACCOUNT INFORMATION
Opening an Account                                          3
Buying Shares                                               3
Exchanging Shares                                           4
Selling or Redeeming Shares                                 4
Signature Guarantees                                        5

YOUR ACCOUNT
Transaction Policies                                        6
Features and Account Policies                               8

FURTHER INFORMATION THAT APPLIES TO THE FUND.

ORGANIZATION AND MANAGEMENT
Investment Adviser                                         10
Investment Adviser Compensation                            10
Administrative and Shareholder Services                    10
Multi Class Structure                                      10
Portfolio Trades                                           10
Portfolio Turnover                                         11
Portfolio Holdings                                         11
Portfolio Management                                       11
Investments Team                                           11

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION          12

FOR MORE INFORMATION                               Back Cover

U.S. SMALL TO MID CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-tem capital appreciation. In pursuing this goal the Fund invests in stocks from a universe of U.S. companies with small to mid
(SMID) market capitalizations. Generally, small to mid companies are those with market capitalizations corresponding to the middle 90% of the Russell 2500 Growth Index as measured at the time of purchase. As of March 31, the index represented a capitalization range of $14 million to $12.5 billion with a median of $847 million. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Advisor may continue to hold an investment for further capital appreciation opportunities even if the company is no longer "small to mid cap".

The Investment Advisor uses a fundamental investment process to make individual security decisions and to integrate those decisions through portfolio construction. Portfolio managers seek to position the Fund to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund's benchmark over time.

The Investment Advisor's philosophy is centered on capitalizing on POSITIVE CHANGE. Positive changes are defined as changes in business factors that benefit a company and position it to produce financial results above market expectations. In the opinion of the Investment Advisor, those companies that report financial results above expectations and experience acceleration in expected growth rates are positioned to outperform the market.

The investment process consists of identifying and assessing POSITIVE CHANGE and differentiating investment candidates from current holdings. Portfolio managers screen company and research reports seeking characteristics of POSITIVE CHANGE including upside financial surprises; positive company guidance and estimate revisions; analyst upgrades and price target increases; and changes in relative price strength.

Once the Investment Advisor identifies a company that appears to be benefiting from POSITIVE CHANGE, it analyzes the company's fundamental position to validate the presence of a significant change in key internal and external business factors.

Internal changes may consist of management team enhancements; product launches; geographic market expansions; cost structure efficiencies; and capital structure improvements. External factors may include demographic and social shifts; political, legal, regulatory, economic, and monetary policy trends; technological innovation; changes in competitive landscapes; and equity market conditions including valuation and investor sentiment.

The objective of the fundamental assessment is to confirm that, in the Investment Advisor's opinion, important changes are indeed occurring; changes are robust such that they position a company to benefit over a sustainable period of time; and the investment opportunity has been identified in a timely fashion. Timeliness is confirmed by valuation analysis and relative price strength which, when favorable, signals that POSITIVE CHANGES are being recognized by the market.

Because the Fund is managed to be fully invested, a new security must displace a current holding to earn a position in the portfolio. This process of upgrading the portfolio with the highest regarded investment opportunities is the primary reason the Investment Advisor sells a security. Securities are also sold when the Investment Advisor's thesis for a security materially changes.

The Fund may also lend portfolio securities on a value of its assets, general economic conditions, short-term or long-term basis, up to 30% of its total assets. The Investment Advisor expects a high portfolio turnover rate which can exceed 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stock of small to mid capitalization U.S. companies. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

- SMALLER ISSUERS--Investments in small- to mid-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 12.

[GRAPHIC]

PAST PERFORMANCE

This Fund is a new Fund and does not yet have a full calendar year of performance.

U.S. SMALL TO MID CAP GROWTH FUND

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS

                                                        CLASS I    CLASS II
Management fee                                           0.50%       0.50%
Other expenses*                                          0.40%       0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.90%       0.75%

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" FOR CLASS I AND CLASS II SHARES WOULD BE 0.65% AND 0.50%, RESPECTIVELY.

* OTHER EXPENSES ARE BASES ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.


EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS, IF ANY, FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS, IF ANY, FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                                   YEAR 1    YEAR 3
CLASS I                            $   95    $  298
CLASS II                           $   79    $  248

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST FOR THE 1 AND 3 YEAR PERIODS WOULD BE AS FOLLOWS:

                                   YEAR 1    YEAR 3
CLASS I                            $   68    $  215
CLASS II                           $   53    $  166

SIMPLIFIED ACCOUNT INFORMATION

                                                           OPENING AN ACCOUNT
This is the minimum initial        Class I       $    250,000
investment                         Class II      $ 40,000,000

Use this type of                   New Account Form or IRA Application
application

Before completing the              The Fund offers a variety of features, which are described in the
application                        "Your Account" section of this prospectus. Please read this section before completing the application.

Completing the                     If you need assistance, contact your financial representative, or
application                        call us at (800) 551-8043.

                                   Mail application and check, payable to: Nicholas-Applegate
If you are sending money           Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480 Express
by CHECK                           mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI
                                   53233-2301 c/o Nicholas-Applegate. The Trust will not accept third-party checks.

                                   Please read the bank wire or ACH section under the "Buying
                                   Shares" section below. You will need to obtain an account number
If you are sending money           by sending a completed application to: Nicholas-Applegate
by BANK WIRE or ACH                Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480 Express
                                   mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI
                                   53233-2301. To receive your account number, contact your
                                   financial representative or call us at (800) 551-8043.

                                                              BUYING SHARES
                                   The Fund is open on days that the New York Stock Exchange is
The price you will receive         open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

                                   Instruct your bank to wire the amount you wish to invest to:
                                   UMB Bank, N.A.
                                   Kansas City, MO
                                   ABA# 101000695
If you are sending money           For credit to: Nicholas-Applegate Institutional Funds
by BANK WIRE                       Account# 9871062937
                                   For further credit to:
                                   Investor Account #
                                   Name or Account Registration
                                   SSN or TIN
                                   Identify International All Cap Growth Fund

                                   Call your bank to ensure (1) that your bank supports ACH, and (2)
                                   this feature is active on your bank account. To establish this
If you are sending money           option, either complete the appropriate sections when opening an
by ACH                             account, contact your financial representative, or call us at
                                   (800) 551-8043 for further information. To initiate an ACH purchase, call the Trust at (800) 551-8043.

                                   As part of a Fund's responsibility for the prevention of money
Anti-Money Laundering              laundering, each Fund may require a detailed verification of a
Regulations                        shareholder's identity, any beneficial owner underlying the account and the source of the payment.

                                                           EXCHANGING SHARES
This is the minimum                Class I      $    250,000
exchange amount to open            Class II     $ 40,000,000
a new account

                                   The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market
The price you will receive         closes (normally 4:00 p.m. Eastern time) receive that day's NAV.
                                   Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days.

                                   The exchange must be to an account with the same registration. If you intend to keep money in the Fund you are exchanging from,
Things you should know             make sure that you leave an amount equal to or greater than the
                                   Fund's minimum account size (see the "Opening an Account"
                                   section). To protect other investors, the Trust may limit the number of exchanges you can make.

                                   Contact your financial representative, or call us at (800)
How to request an                  551-8043. The Fund will accept a request by phone if this feature
exchange by PHONE                  was previously established on your account. See the "Your
                                   Account" section for further information.

                                   Please put your exchange request in writing, including: the name on the account, the name of the Fund and the account number you
How to request an                  are exchanging from, the shares or dollar amount you wish to
exchange by MAIL                   exchange, and the Fund you wish to exchange to. Mail this request to: Nicholas-Applegate Institutional Funds, PO Box 480,
                                   Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West
                                   Michigan Street, Milwaukee, WI 53233-2301.

                                                        SELLING OR REDEEMING SHARES

                                              IN WRITING                         BY PHONE
                                   -----------------------------------------------------------------
                                                                     Selling shares by phone is a
                                                                     service option which must be
                                                                     established on your account
                                                                     prior to making a request. See
                                                                     the "Your Account" section, or
                                   Certain requests may require a    contact your financial
                                   signature guarantee. See the      representative, or call the
Things you should know             next section for further          Trust at (800) 551-8043 for
                                   information. You may sell up      further information. The
                                   to the full account value.        maximum amount which may be
                                                                     requested by phone, regardless
                                                                     of account size, is $50,000.
                                                                     Amounts greater than that must
                                                                     be requested in writing. If
                                                                     you wish to receive your
                                                                     monies by bank wire, the
                                                                     minimum request is $5,000.

                                   If you purchased shares through a financial representative or plan administrator/sponsor, you should call them regarding the most efficient way to sell shares. If you bought shares recently by check, payment may be delayed until the check clears, which may take up to 15 calendar days from the date of purchase. Sales by a corporation, trust or fiduciary may have special
                                   requirements. Please contact your financial representative, a plan administrator/sponsor or us for further information.

                                                        SELLING OR REDEEMING SHARES

                                              IN WRITING                         BY PHONE
                                   -----------------------------------------------------------------
                                   The Fund is open on days that the New York Stock Exchange is
The price you will receive         open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

                                   Please put your request in
                                   writing, including: the name
                                   of the account owners, account
                                   number and Fund you are
                                   redeeming from, and the share
                                   or dollar amount you wish to      Contact your financial
                                   sell, signed by all account       representative, or call us at
If you want to receive             owners. Mail this request to:     (800) 551-8043. The proceeds
your monies by BANK WIRE           NICHOLAS-APPLEGATE                will be sent to the existing
                                   INSTITUTIONAL FUNDS, PO BOX       bank wire address listed on
                                   480, MILWAUKEE, WI 53201-0480.    the account.
                                   Express mail to: UMBFS, 803
                                   West Michigan Street,
                                   Milwaukee, WI 53233-2301. The
                                   proceeds will be sent to the
                                   existing bank wire address
                                   listed on the account.

                                                                     Contact your financial
                                                                     representative, or call us at
                                                                     (800) 551-8043. The proceeds
                                                                     will be sent in accordance
                                                                     with the existing ACH
If you want to receive             Please call us at (800) 551-8043. instructions on the account
your monies by ACH                                                   and will generally be received
                                                                     at your bank two business days
                                                                     after your request is received
                                                                     in good order.

                                   The Fund intends to pay in cash for all shares redeemed, but the
                                   Fund reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When the Fund makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and assumes the
Redemption in Kind                 market risk during the time required to convert the securities to cash. The Fund has elected to be governed by the provisions of
                                   Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or
                                   1% of the net asset value of the Fund at the beginning of such period.

                                                            SIGNATURE GUARANTEES

                                   A signature guarantee from a financial institution is required to verify the authenticity of an individual's signature. Signature
A definition                       guarantees must be issued by a participant in a medallion program endorsed by the Securities Transfer Association. Approved
                                   programs currently include STAMP, SEMP and MSP.

                                   A signature guarantee is needed when making a written request for the following reasons:
                                   1. When selling more than $50,000 worth of shares;
When you need one                  2. When you want a check or bank wire sent to a name or address that is not currently listed on the account;
                                   3. To sell shares from an account controlled by a corporation, partnership, trust or fiduciary; or
                                   4. If your address was changed within the last 60 days.

YOUR ACCOUNT

TRANSACTION POLICIES

PURCHASE OF SHARES. Shares are offered at net asset value without a sales charge. The minimum initial investments for opening an individual account are as follows:

      Class I     $    250,000
      Class II    $ 40,000,000

Certain omnibus accounts may not combine the assets of the underlying investor in order to satisfy the investment minimum. In addition, the Investment Adviser may take into account the aggregate assets that the shareholder has under management with the Investment Adviser. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of Nicholas-Applegate Institutional Funds (the "Trust"), the Distributor, the Investment Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees employed by one of its affiliates, or, at the discretion of the Distributor. Eligibility for different classes of the Fund depends upon the shareholder meeting either (i) the investment minimums set forth above, (ii) the total market value of all the shareholder's assets managed by the Investment Adviser and its affiliates or (iii) what the Investment Adviser and shareholder may negotiate at arm's length. The Fund may only accept orders for shares in states where it is legally able to offer shares.

The Fund may discontinue sales of its shares if the Investment Adviser and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing shareholders invested in the Fund would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains and distributions, absent highly unusual circumstances.

ANTI-MONEY LAUNDERING PROGRAM. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may be rejected and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified within 5 days of the purchase; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. An involuntary redemption may result in an unfavorable tax consequence or loss of principal. The Fund and its agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholders share when a shareholder's identity cannot be verified.

PRICING OF SHARES. The net asset value per share ("NAV") of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Fund's net assets by the number of its shares outstanding.

Securities traded in non-U.S. countries may not take place on all business days of the New York Stock Exchange, and may occur in various non-U.S. markets on days which are not business days of the New York Stock Exchange. Accordingly, the Fund's NAV may change on days when the U.S. markets are closed whereby a shareholder of the Fund will not be able to sell their shares.

NAV is based on the market value of the securities in the Fund's portfolio, equity holdings are valued on the basis of market quotations or official closing prices. If market quotations, official closing prices are not readily available, or are determined not to reflect accurately fair value (such that when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example a foreign exchange or market), but before the Fund calculates its NAV), the Investment Adviser will value the security at fair value in accordance with procedures approved by the Fund's Board of Trustees. Under such procedures, the Investment Adviser will fair value when, in its opinion, publicly available prices are no longer readily available, or are no longer reliable. Such circumstances would include when trading in the security is halted, when an entire market is closed, or when the movement of the markets in the U.S. reach certain trigger points. Fair value of securities will be determined by the Investment

Adviser's pricing committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Fund does not calculate its NAV and thus may affect the Fund's NAV on days when shareholders will not be able to purchase or redeem Fund shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

EXECUTION OF REQUESTS. The Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the Fund. The Fund reserves the right to refuse any purchase order.

The Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Fund reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities laws.

PURCHASE OF SHARES JUST BEFORE RECORD DATE. If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), the Fund will pay that distribution to you. When a distribution is paid, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.

EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class only if you are eligible to purchase shares of such class.

MARKET TIMING. The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and harm Fund performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. To protect the interests of other shareholders in the Fund, the Investment Adviser monitors trading activity and the Trust will take appropriate action, which may include cancellation of exchange privileges (or rejection of any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Trust may consider a shareholder's trading history in the Funds. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

The Board has delegated responsibility for pricing securities and reviewing trading practices to the Investment Adviser. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

REDEMPTIONS IN KIND. When the Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Fund will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, the Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

CERTIFICATED SHARES. Shares of the Fund are electronically recorded. The Fund does not normally issue certificated shares.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

RETIREMENT PLANS. You may invest in the Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

ACCOUNT STATEMENTS. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

ELECTRONIC DELIVERY. The Fund can deliver prospectuses, account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of NACM.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and the Fund will begin to send paper copies of these documents within 30 days of receiving your notice.

SEMI-ANNUAL REPORTS AND PROSPECTUSES. The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Trust's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact the Distributor(see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

DIVIDENDS. The Fund generally distribute most or all of its net earnings in the form of dividends. The Fund pays dividends of net investment income annually.

Any net capital gains are distributed annually. Annual dividends and net capital gains are normally distributed in the last calendar quarter.

DIVIDEND REINVESTMENTS. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

TAXABILITY OF DIVIDENDS. Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from the Fund's long-term capital gains, determined by the length of time the Fund held an asset, rather than the length of time you held the Fund, are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident non-U.S. shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

SMALL ACCOUNTS. If you draw down a non-retirement account so that its total value is less than the minimum investment, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance. See "Automatic Share Conversion" below.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in the Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Fund at 1-800-551-8043.

AUTOMATIC SHARE CONVERSION. The account of any shareholder in any class shall be automatically converted into the shares of a class of the Fund with a higher shareholder account minimum if the shares in such account have a value equal to or higher than such minimum as of the end of each calendar quarter. The account of any shareholder in any class shall be automatically converted into the shares of a class with lower shareholder account minimum if, by reason of the redemption of shares, the value of the shares in such account is less than the shareholder account minimum for the account's class as determined at the end of each calendar quarter. All conversions pursuant to this paragraph shall be made at the respective net asset values determined as of the end of the day in which the account is converted.

The automatic conversion does not apply to omnibus accounts maintained by intermediaries (e.g. sub transfer agents, record keepers, etc.) that have revenue sharing arrangements with the Distributor or the Investment Adviser.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund,subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Fund are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Founded in 1984, the Investment Adviser currently manages approximately $16 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

The Fund pays the Investment Adviser a monthly fee pursuant to an investment advisory agreement. The Fund pays an advisory fee monthly at the annual rate of 0.50% of its average net assets. A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund's annual report to shareholders.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

The Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class I and II shareholders of the Fund pay an administrative fee to the Investment Adviser computed as a percentage of the Fund's assets attributable in the aggregate to Class I & II shares. The Investment Adviser, in turn, provides or procures administrative services for Class I & II shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class I & II shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the disinterested Trustees of the Trust and their counsel.

Class I & II shareholders of the Fund pay the Investment Adviser monthly administrative fees at the annual rates of 0.40% and 0.25%, respectively (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class I & II shares).

Nicholas-Applegate Securities ("Distributor") and its affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Investment Adviser, the Distributor and their affiliates and may be an addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Investment Adviser and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

MULTI CLASS STRUCTURE

The sole economic difference among the various classes of shares is the level of the administrative fee that the classes bear for the client and shareholder service, administrative services, reporting and other support, reflecting the fact that, as the size of the client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the administrative fee paid to the Investment Adviser is lower for classes where the eligibility criteria require greater total assets under the Investment Adviser's management.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

The Investment Adviser may allocate brokerage transactions to brokers who have entered into expense offset arrangements with the Investment Adviser under which a broker allocates a portion of the commissions paid by a Fund toward the reduction of the Fund's expenses.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades the Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 200% or more, which has the potential to generate shorter-term gains (losses) for its shareholders, which are taxed as ordinary income with rates that are higher than longer-term gains (losses). Actively trading portfolio securities may have an adverse impact on the Fund's performance.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.

PORTFOLIO MANAGEMENT

The Investment Adviser applies a team approach to portfolio management and investment research, with ultimate buy and sell decision-making authority vested in a lead portfolio manager accountable for each investment team's results. All portfolio management activities are overseen by Nicholas-Applegate's Chief Investment Officer, Horacio A. Valeiras, CFA. Day-to-day management of the Fund's portfolio is performed by Montie L. Weisenberger. The Statement of Additional Information provides additional information about Mr. Valeiras' and Mr. Weisenberger's compensation, other accounts managed by them and their ownership of securities of the Fund. Information regarding the portfolio management team is listed below.

HORACIO A. VALEIRAS, CFA
MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Responsible for overseeing all investment and trading functions within the firm

Joined firm in August 2002, previously Managing Director at Morgan Stanley
     Investment management (1997-2002); 15 years prior experience with Morgan Stanley Investment Management; Miller, Anderson & Sherrerd; and Credit Suisse First Boston

M.B.A.--University of California, Berkeley
     S.M.--Massachusetts Institute of Technology
     B.S.--Virginia Tech

- MR. VALEIRAS HAS MANAGED THE FUND SINCE ITS INCEPTION.

MONTIE L. WEISENBERGER
VICE PRESIDENT, PORTFOLIO MANAGER

Joined firm in 2001, previously an analyst at Adams, Harkness & Hill
     (2000-2001); 6 years prior investment experience with Adams, Harkness & Hill and KPMG LLP

M.B.A. and M.H.A.--Georgia State University
     B.A.--Flagler College

- MR. WEISENBERGER HAS MANAGED THE FUND SINCE ITS INCEPTION.

INVESTMENTS TEAM

The portfolio management team is assisted by the entirety of Nicholas-Applegate's Investments Team, which in addition to Mr. Valeiras and Mr. Weisenberger, is also comprised of the portfolio managers of other Nicholas-Applegate strategies, research analysts and other investment professionals. Team members provide research reports and make securities recommendations with respect to the Fund's portfolio; however Mr. Valeiras and Mr. Weisenberger only are responsible for day-to-day management of the Fund.

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUND

The Fund's goal and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, the Fund's investment policy may be changed without shareholder approval. The Fund will provide shareholders with at least 60 days prior notice of a change in the Fund's investment policy. There can, of course, be no assurance that the Fund will achieve its investment goal.

The Fund may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

MARKET DISRUPTION

As a result of the terrorist attack on the World Trade Center and Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks have led to unusual short-term market volatility and may have long-term effects on the U.S. and world economies and markets. A similar disruption of the financial markets could impact the market risk, liquidity risk and interest rate risk relating to your investment.

TEMPORARY INVESTMENTS AND RISKS

The Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES AND RISK

In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 102% of the value of the securities loaned on U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

NON PRINCIPAL STRATEGIES

HEDGING TRANSACTION AND RISKS

The Fund may trade in derivative contracts to hedge portfolio holdings or an underweighting relative to the Fund's index. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in non-U.S. currency forward contracts.

OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-551-8043

BY MAIL Write to:
Nicholas-Applegate Institutional Funds
Attn: Mutual Fund Operations
600 West Broadway, Suite 3200
San Diego, CA 92101

BY E-MAIL Send your request to www.nacm.com

ON THE INTERNET Text versions of the Fund's documents can be viewed online or downloaded from the EDGAR Data Base on the SEC's Internet site at:
   SEC
   http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090) or sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at www.publicinfo@sec.gov


[NICHOLAS APPLEGATE(R) LOGO]

600 West Broadway
San Diego, CA 92101
800-551-8043
Nicholas-Applegate Securities, Distributor
Visit us at www.nacm.com

Nicholas-Applegate Institutional Funds
SEC file number: 811-07384

MFSMIDMULTI 406

[NICHOLAS APPLEGATE(R) INSTITUTIONAL FUNDS LOGO]

PROSPECTUS

U.S. SMALL TO MID CAP GROWTH FUND

CLASS R


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

MAY 2, 2006

                                                          TABLE OF CONTENTS

A LOOK AT FUND GOALS, STRATEGIES, RISKS AND
HISTORICAL PERFORMANCE.

U.S. SMALL TO MID CAP GROWTH FUND                                        1

POLICIES AND INSTRUCTIONS FOR OPENING,
MAINTAINING, AND REDEEMING SHARES FROM AN ACCOUNT
IN THE FUND.

SIMPLIFIED ACCOUNT INFORMATION
Opening an Account                                                       3
Buying Shares                                                            3
Exchanging Shares                                                        4
Selling or Redeeming Shares                                              4
Signature Guarantees                                                     5

YOUR ACCOUNT
Transaction Policies                                                     6
Features and Account Policies                                            8

FURTHER INFORMATION THAT APPLIES TO THE FUND.

ORGANIZATION AND MANAGEMENT
Investment Adviser                                                      10
Investment Adviser Compensation                                         10
Administrative and Shareholder Services                                 10
Multi Class Structure                                                   10
Portfolio Trades                                                        11
Portfolio Turnover                                                      11
Portfolio Holdings                                                      11
Portfolio Management                                                    11
Investments Team                                                        11

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION                       12

FOR MORE INFORMATION                                            Back Cover

U.S. SMALL TO MID CAP GROWTH FUND

[GRAPHIC]

GOAL AND PRINCIPAL STRATEGY

The Fund seeks maximum long-tem capital appreciation. In pursuing this goal the Fund invests in stocks from a universe of U.S. companies with small to mid
(SMID) market capitalizations. Generally, small to mid companies are those with market capitalizations corresponding to the middle 90% of the Russell 2500 Growth Index as measured at the time of purchase. As of March 31, the index represented a capitalization range of $14 million to $12.5 billion with a median of $847 million. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards and the Investment Advisor may continue to hold an investment for further capital appreciation opportunities even if the company is no longer "small to mid cap".

The Investment Advisor uses a fundamental investment process to make individual security decisions and to integrate those decisions through portfolio construction. Portfolio managers seek to position the Fund to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund's benchmark over time.

The Investment Advisor's philosophy is centered on capitalizing on POSITIVE CHANGE. Positive changes are defined as changes in business factors that benefit a company and position it to produce financial results above market expectations. In the opinion of the Investment Advisor, those companies that report financial results above expectations and experience acceleration in expected growth rates are positioned to outperform the market.

The investment process consists of identifying and assessing POSITIVE CHANGE and differentiating investment candidates from current holdings. Portfolio managers screen company and research reports seeking characteristics of POSITIVE CHANGE including upside financial surprises; positive company guidance and estimate revisions; analyst upgrades and price target increases; and changes in relative price strength.

Once the Investment Advisor identifies a company that appears to be benefiting from POSITIVE CHANGE, it analyzes the company's fundamental position to validate the presence of a significant change in key internal and external business factors.

Internal changes may consist of management team enhancements; product launches; geographic market expansions; cost structure efficiencies; and capital structure improvements. External factors may include demographic and social shifts; political, legal, regulatory, economic, and monetary policy trends; technological innovation; changes in competitive landscapes; and equity market conditions including valuation and investor sentiment.

The objective of the fundamental assessment is to confirm that, in the Investment Advisor's opinion, important changes are indeed occurring; changes are robust such that they position a company to benefit over a sustainable period of time; and the investment opportunity has been identified in a timely fashion. Timeliness is confirmed by valuation analysis and relative price strength which, when favorable, signals that POSITIVE CHANGES are being recognized by the market.

Because the Fund is managed to be fully invested, a new security must displace a current holding to earn a position in the portfolio. This process of upgrading the portfolio with the highest regarded investment opportunities is the primary reason the Investment Advisor sells a security. Securities are also sold when the Investment Advisor's thesis for a security materially changes.

The Fund may also lend portfolio securities on a value of its assets, general economic conditions, short-term or long-term basis, up to 30% of its total assets. The Investment Advisor expects a high portfolio turnover rate which can exceed 200% or more.

[GRAPHIC]

PRINCIPAL INVESTMENTS

Normally, the Fund invests at least 80% of its net assets in common stock of small to mid capitalization U.S. companies. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy. When in the opinion of the Investment Adviser greater investment opportunities exist, the Fund may also invest in issuers with larger market capitalizations.

[GRAPHIC]

PRIMARY RISKS

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

- STOCK MARKET VOLATILITY--The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

- SECURITIES LENDING--There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

- ACTIVE PORTFOLIO TRADING--A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund's after tax performance.

- LACK OF OPERATING HISTORY--The Fund is recently formed and has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

- SMALLER ISSUERS--Investments in small- to mid-capitalization companies entail greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

For further explanation, see "Principal Strategies, Risks and Other Information" starting on page 12.

[GRAPHIC]

PAST PERFORMANCE

This Fund is a new Fund and does not yet have a full calendar year of performance.

U.S. SMALL TO MID CAP GROWTH FUND

[GRAPHIC]

INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
EXPENSES PAID FROM FUND ASSETS AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS

Management fee                            0.50%
Distribution fee (12b-1 fee)+             0.25%
Other expenses*                           0.40%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.15%

+ RULE 12b-1 FEE: THE FUND HAS ADOPTED A PLAN UNDER RULE 12b-1 THAT ALLOWS THE
  FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. BECAUSE THIS FEE IS PAID OUT OF THE FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME IT WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES.

* OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

THE FUND HAS ARRANGEMENTS WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS WHEREBY COMMISSIONS PAID BY THE FUND, INTEREST EARNED ON CASH MAINTAINED WITH ITS CUSTODIAN AND INCOME FROM SECURITIES LENDING ARRANGEMENTS ARE USED TO REDUCE FUND EXPENSES AND OFFSET FEES. IF THESE EXPENSE REDUCTIONS AND FEE OFFSETS ARE TAKEN INTO ACCOUNT, "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE 0.90%.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

  YEAR 1        YEAR 3
  $ 121         $ 381

THE EXAMPLE ABOVE DOES NOT TAKE INTO ACCOUNT ANY OFFSET ARRANGEMENTS THAT THE FUND WILL ENTER INTO WITH ITS BROKERS, CUSTODIANS AND THIRD PARTY SERVICE PROVIDERS. IF THE OFFSET CREDITS DESCRIBED WERE APPLIED TO THE ABOVE EXAMPLE, YOUR COST WOULD BE $95 and $298, RESPECTIVELY.

SIMPLIFIED ACCOUNT INFORMATION

                                                           OPENING AN ACCOUNT
This is the minimum initial        $250,000
investment

Use this type of                   New Account Form or IRA Application
application

Before completing the              The Fund offers a variety of features, which are described in the
application                        "Your Account" section of this prospectus. Please read this section before completing the application.

Completing the                     If you need assistance, contact your financial representative or
application                        call us at (800) 551-8043.

                                   Mail application and check, payable to: Nicholas-Applegate
If you are sending money           Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480
by CHECK                           Express mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI
                                   53233-2301 c/o Nicholas-Applegate. The Trust will not accept third-party checks.

                                   Please read the bank wire or ACH section under the "Buying
                                   Shares" section below. You will need to obtain an account number
If you are sending money           by sending a completed application to: Nicholas-Applegate
by BANK WIRE or ACH                Institutional Funds, PO Box 480, Milwaukee, WI 53201-0480 Express
                                   mail to: UMBFS, 803 West Michigan Street, Milwaukee, WI
                                   53233-2301. To receive your account number, contact your
                                   financial representative or call us at (800) 551-8043.

                                                              BUYING SHARES
The price you will receive         The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

                                   Instruct your bank to wire the amount you wish to invest to:
                                   UMB Bank, N.A.
                                   Kansas City, MO
                                   ABA# 101000695
If you are sending money           For credit to: Nicholas-Applegate Institutional Funds
by BANK WIRE                       Account# 9871062937
                                   For further credit to:
                                   Investor Account #
                                   Name or Account Registration
                                   SSN or TIN
                                   Identify International All Cap Growth Fund Class R shares

                                   Call your bank to ensure (1) that your bank supports ACH, and (2)
                                   this feature is active on your bank account. To establish this
If you are sending money           option, either complete the appropriate sections when opening an
by ACH                             account, contact your financial representative, or call us at
                                   (800) 551-8043 for further information. To initiate an ACH purchase, call the Trust at (800) 551-8043.

                                   As part of a Fund's responsibility for the prevention of money
Anti-Money Laundering              laundering, each Fund may require a detailed verification of a
Regulations                        shareholder's identity, any beneficial owner underlying the account and the source of the payment.

                                                            EXCHANGING SHARES
This is the minimum
exchange amount to open            $250,000
a new account

                                   The Fund is open on days that the New York Stock Exchange is open. All transactions received in good order before the market
The price you will receive         closes (normally 4:00 p.m. Eastern time) receive that day's NAV.
                                   Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days.

                                   The exchange must be to an account with the same registration. If you intend to keep money in the Fund you are exchanging from,
Things you should know             make sure that you leave an amount equal to or greater than the
                                   Fund's minimum account size (see the "Opening an Account"
                                   section). To protect other investors, the Trust may limit the number of exchanges you can make.

                                   Contact your financial representative, or call us at (800)551-8043.
How to request an                  The Fund will accept a request by phone if this feature was
exchange by PHONE                  previously established on your account. See the "Your Account"
                                   section for further information.

                                   Please put your exchange request in writing, including: the name on the account, the name of the Fund and the account number you
How to request an                  are exchanging from, the shares or dollar amount you wish to
exchange by MAIL                   exchange, and the Fund you wish to exchange to. Mail this request to: Nicholas-Applegate Institutional Funds, PO Box 480,
                                   Milwaukee, WI 53201-0480 Express mail to: UMBFS, 803 West
                                   Michigan Street, Milwaukee, WI 53233-2301.

                                                     SELLING OR REDEEMING SHARES
                                               IN WRITING                       BY PHONE
                                                                   Selling shares by phone is a
                                                                   service option which must be
                                                                   established on your account
                                                                   prior to making a request. See
                                                                   the "Your Account" section, or
                                                                   contact your financial
                                                                   representative, or call the
                                   Certain requests may require a  Trust at (800) 551-8043 for
Things you should know             signature guarantee. See the    further information. The
                                   next section for further        maximum amount which may be
                                   information. You may sell up    requested by phone, regardless
                                   to the full account value.      of account size, is $50,000.
                                                                   Amounts greater than that must
                                                                   be requested in writing. If
                                                                   you wish to receive your
                                                                   monies by bank wire, the
                                                                   minimum request is $5,000.

                                   If you purchased shares through a financial representative or plan administrator/sponsor, you should call them regarding the most efficient way to sell shares. If you bought shares recently by check, payment may be delayed until the check clears, which may take up to 15 calendar days from the date of purchase. Sales by a corporation, trust or fiduciary may have special
                                   requirements. Please contact your financial representative, a plan administrator/sponsor or us for further information.

                                                     SELLING OR REDEEMING SHARES
                                               IN WRITING                       BY PHONE
                                   The Fund is open on days that the New York Stock Exchange is
The price you will receive         open. All transactions received in good order before the market closes (normally 4:00 p.m. Eastern time) receive that day's NAV.

                                   Please put your request in
                                   writing, including: the name
                                   of the account owners, account
                                   number and Fund you are
                                   redeeming from, and the share   Contact your financial
If you want to receive             or dollar amount you wish to    representative, or call us at
your monies by BANK WIRE           sell, signed by all account     (800) 551-8043. The proceeds
                                   owners. Mail this request to:   will be sent to the existing
                                   NICHOLAS-APPLEGATE              bank wire address listed on
                                   INSTITUTIONAL FUNDS, PO BOX     the account.
                                   480, MILWAUKEE, WI 53201-0480.
                                   Express mail to: UMBFS,
                                   803 West Michigan Street,
                                   Milwaukee, WI 53233-2301.
                                   The proceeds will be sent to
                                   the existing bank wire address
                                   listed on the account.

                                                                   Contact your financial
                                                                   representative, or call us at
                                                                   (800) 551-8043. The proceeds
                                                                   will be sent in accordance
If you want to receive             Please call us at               with the existing ACH
your monies by ACH                 (800) 551-8043.                 instructions on the account
                                                                   and will generally be received
                                                                   at your bank two business days
                                                                   after your request is received
                                                                   in good order.

                                   The Fund intends to pay in cash for all shares redeemed, but the
                                   Fund reserves the right to make payment wholly or partly in shares of readily marketable investment securities. When the Fund makes a redemption in kind, a shareholder may incur brokerage costs in converting such securities to cash and assumes the
Redemption in Kind                 market risk during the time required to convert the securities to cash. The Fund has elected to be governed by the provisions of
                                   Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or
                                   1% of the net asset value of the Fund at the beginning of such period.

                                                         SIGNATURE GUARANTEES
                                   A signature guarantee from a financial institution is required to verify the authenticity of an individual's signature. Signature
A definition                       guarantees must be issued by a participant in a medallion program endorsed by the Securities Transfer Association. Approved
                                   programs currently include STAMP, SEMP and MSP.

                                   A signature guarantee is needed when making a written request for the following reasons:
                                   1. When selling more than $50,000 worth of shares;
When you need one                  2. When you want a check or bank wire sent to a name or address that is not currently listed on the account;
                                   3. To sell shares from an account controlled by a corporation, partnership, trust or fiduciary; or
                                   4. If your address was changed within the last 60 days.

YOUR ACCOUNT

TRANSACTION POLICIES

PURCHASE OF SHARES. Shares are offered at net asset value without a sales charge. The minimum initial investments for opening an individual account is $250,000

Certain omnibus accounts may not combine the assets of the underlying investor in order to satisfy the investment minimum. In addition, the Investment Adviser may take into account the aggregate assets that the shareholder has under management with the Investment Adviser. The minimum investment may be waived for purchases of shares made by current or retired directors, trustees, partners, officers and employees of Nicholas-Applegate Institutional Funds (the "Trust"), the Distributor, the Investment Adviser and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons or former employees employed by one of its affiliates, or, at the discretion of the Distributor. The Fund may only accept orders for shares in states where it is legally able to offer shares.

The Fund may discontinue sales of its shares if the Investment Adviser and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing shareholders invested in the Fund would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains and distributions, absent highly unusual circumstances.

ANTI-MONEY LAUNDERING PROGRAM. The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may be rejected and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified within 5 days of the purchase; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. An involuntary redemption may result in an unfavorable tax consequence or loss of principal. The Fund and its agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholders share when a shareholder's identity cannot be verified.

PRICING OF SHARES. The net asset value per share ("NAV") of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) by dividing the value of the Fund's net assets by the number of its shares outstanding.

Securities traded in non-U.S. countries may not take place on all business days of the New York Stock Exchange, and may occur in various non-U.S. markets on days which are not business days of the New York Stock Exchange. Accordingly, the Fund's NAV may change on days when the U.S. markets are closed whereby a shareholder of the Fund will not be able to sell their shares.

NAV is based on the market value of the securities in the Fund's portfolio. Equity holdings are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such that when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example a foreign exchange or market), but before the Fund calculates its NAV), the Investment Adviser will value the security at fair value in accordance with procedures approved by the Fund's Board of Trustees. Under such procedures, the Investment Adviser will fair value when, in its opinion, publicly available prices are no longer readily available, or are no longer reliable. Such circumstances would include when trading in the security is halted, when an entire market is closed, or when the movement of the markets in the U.S. reach certain trigger points. Fair value of securities will be determined by the Investment Adviser's pricing committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Fund does not calculate its NAV and thus may affect the Fund's NAV on days when shareholders will not be able to purchase or redeem Fund shares.

BUY AND SELL PRICES. When you buy shares, you pay the NAV, as described earlier. When you sell shares, you receive the NAV. Your financial institution may charge you a fee to execute orders on your behalf.

EXECUTION OF REQUESTS. The Fund is open on the days the New York Stock Exchange is open, usually Monday-Friday. Buy and sell requests are executed at the NAV next calculated after your request is received in good order by the transfer agent or another agent designated by the Fund. The Fund reserves the right to refuse any purchase order.

The Fund reserves the right to reject any purchase or to suspend or modify the continuous offering of its shares. Your financial representative is responsible for forwarding payment promptly to the transfer agent. The Fund reserves the right to cancel any buy request if payment is not received within three days.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days or longer, as allowed by federal securities laws.

PURCHASE OF SHARES JUST BEFORE RECORD DATE. If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), the Fund will pay that distribution to you. When a distribution is paid, the value of each share of the Fund decreases by the amount of the distribution to reflect the payout. The distribution you receive makes up the decrease in share value. As explained under the Taxability of Dividends section, the distribution may be subject to income or capital gains taxes. The timing of your purchase means that part of your investment came back to you as taxable income.

EXCHANGES. On any business day you may exchange all or a portion of your shares for shares of any other available Fund of the same share class only if you are eligible to purchase shares of such class.

MARKET TIMING. The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and harm Fund performance by diluting the value of portfolio shares and increasing brokerage and administrative costs. To protect the interests of other shareholders in the Fund, the Investment Adviser monitors trading activity and the Trust will take appropriate action, which may include cancellation of exchange privileges (or rejection of any exchange or purchase orders) of any parties who, in the opinion of the Investment Adviser, are engaging in market timing. For these purposes, the Trust may consider a shareholder's trading history in the Funds. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Because the Fund invests in markets throughout the world, it may be especially susceptible to market timing if it allowed excessive trades that can take advantage of the different times that overseas markets are open. The Board has delegated responsibility for pricing securities and reviewing trading practices to the Investment Adviser. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

REDEMPTIONS IN KIND. When the Fund elects to satisfy a redemption request with securities, the shareholder assumes the responsibility of selling the securities as well as a market risk of an unfavorable market movement during the time required to convert the securities to cash.

TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition the Fund will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information. If these measures are not taken, the Fund may be responsible for any losses that may occur in your account due to an unauthorized telephone call.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

CERTIFICATED SHARES. Shares of the Fund are electronically recorded. The Fund does not normally issue certificated shares.

SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen calendar days after the purchase.

FEATURES AND ACCOUNT POLICIES

The services referred to in this section may be terminated or modified at any time upon 60 days' written notice to shareholders. Shareholders seeking to add to, change or cancel their selection of available services should contact the transfer agent.

RETIREMENT PLANS. You may invest in the Fund through various retirement plans, including IRAs, Roth IRAs, Simplified Employee Plan (SEP) IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial representative or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser.

ACCOUNT STATEMENTS. Shareholders will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

ELECTRONIC DELIVERY. The Fund can deliver prospectuses, account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of NACM.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and the Investment Adviser will begin to send paper copies of these documents within 30 days of receiving your notice.

SEMI-ANNUAL REPORTS AND PROSPECTUSES. The Fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Trust's annual and semi-annual report and prospectus will be mailed to shareholders having the same residential address on the Trust's records. However, any shareholder may contact the Distributor(see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

DIVIDENDS. The Fund generally distribute most or all of its net earnings in the form of dividends. The Fund pays dividends of net investment income annually.

Any net capital gains are distributed annually. Annual dividends and net capital gains are normally distributed in the last calendar quarter.

DIVIDEND REINVESTMENTS. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the ex-dividend date. Alternatively, you can choose to have a check for your dividends mailed to you. Interest will not accrue or be paid on uncashed dividend checks.

TAXABILITY OF DIVIDENDS. Dividends you receive from the Fund, whether reinvested or taken as cash, are generally taxable. Dividends from the Fund's long-term capital gains, determined by the length of time the Fund held an asset, rather than the length of time you held the Fund, are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The tax information statement that is mailed to you details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status. If you fail to do this, or if you are otherwise subject to backup withholding, the Fund will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident non-U.S. shareholder generally will be subject to a U.S. withholding tax of up to 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

SMALL ACCOUNTS. If you draw down a non-retirement account so that its total value is less than the minimum investment, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance. See "Automatic Share Conversion" below.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly or quarterly investments in the Fund through automatic withdrawals of specified amounts from your bank account once an automatic investment plan is established. See the account application for further details about this service or call the Fund at 1-800-551-8043.

AUTOMATIC SHARE CONVERSION. The account of any shareholder in any class shall be automatically converted into the shares of a class of the Fund with a higher shareholder account minimum if the shares in such account have a value equal to or higher than such minimum as of the end of each calendar quarter. The account of any shareholder in any class shall be automatically converted into the shares of a class with lower shareholder account minimum if, by reason of the redemption of shares, the value of the shares in such account is less than the shareholder account minimum for the account's class as determined at the end of each calendar quarter. All conversions pursuant to this paragraph shall be made at the respective net asset values determined as of the end of the day in which the account is converted.

The automatic conversion does not apply to omnibus accounts maintained by intermediaries (e.g. sub transfer agents, record keepers, etc.) that have revenue sharing arrangements with the Distributor or the Investment Adviser.

CROSS-REINVESTMENT. You may cross-reinvest dividends or dividends and capital gains distributions paid by one Fund into another Fund,subject to conditions outlined in the Statement of Additional Information and the applicable provisions of the qualified retirement plan.

ORGANIZATION AND MANAGEMENT

THE INVESTMENT ADVISER

Investment decisions for the Fund are made by the Fund's Investment Adviser, Nicholas-Applegate Capital Management (the "Investment Adviser"), subject to direction by the Trustees. The Investment Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Founded in 1984, the Investment Adviser currently manages approximately $16 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Investment Adviser's address is 600 West Broadway, Suite 2900, San Diego, California 92101.

INVESTMENT ADVISER COMPENSATION

The Fund pays the Investment Adviser a monthly fee pursuant to an investment advisory agreement. The Fund pays an advisory fee monthly at the annual rate of 0.50% of its average net assets. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

The Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class R shareholders of the Fund pay an administrative fee to the Investment Adviser computed as a percentage of the Fund's assets attributable in the aggregate to Class R shares, the Investment Adviser, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of most third-party administrative services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class R shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the disinterested Trustees of the Trust and their counsel.

Class R shareholders of the Fund pay the Investment Adviser monthly administrative fees at an annual rate of 0.40% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class R shares).

Nicholas-Applegate Securities ("Distributor") and its affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Investment Adviser, the Distributor and their affiliates and may be an addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The Investment Adviser and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act. Class R Shares may pay a fee to the Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets to finance any activity which is principally intended to result in the sale of shares. The schedule of such fees and the basis upon which such fees will be determined from time to time by the Distributor. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

In addition, the Investment Adviser may make additional payments from its own resources to intermediaries for providing certain services for shareholders and for the maintenance of shareholder accounts. This in no way affects the advisory fee paid by each of the Fund. Contact the Investment Adviser for more information.

MULTI CLASS STRUCTURE

The Fund also offers other classes of shares, which have different charges and other expenses that may affect their performance. You can obtain more information about these other share classes from the Distributor.

PORTFOLIO TRADES

The Investment Adviser is responsible for the Fund's portfolio transactions. In placing portfolio trades, the Investment Adviser may use brokerage firms that provide research services to the Fund but only when the Investment Adviser believes no other firm offers a better combination of quality execution (e.g., timeliness and completeness) and favorable price.

The Investment Adviser may allocate brokerage transactions to brokers who have entered into expense offset arrangements with the Investment Adviser under which a broker allocates a portion of the commissions paid by a Fund toward the reduction of the Fund's expenses.

PORTFOLIO TURNOVER

To the extent that the Investment Adviser actively trades the Fund's portfolio securities in an attempt to achieve the Fund's investment goal, such trading may cause the Fund to have an increased portfolio turnover rate of 200% or more, which has the potential to generate shorter-term gains (losses) for its shareholders, which are taxed as ordinary income with rates that are higher than longer-term gains (losses). Actively trading portfolio securities may have an adverse impact on the Fund's performance.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.

PORTFOLIO MANAGEMENT

The Investment Adviser applies a team approach to portfolio management and investment research, with ultimate buy and sell decision-making authority vested in a lead portfolio manager accountable for each investment team's results. All portfolio management activities are overseen by Nicholas-Applegate's Chief Investment Officer, Horacio A. Valeiras, CFA. Day-to-day management of the Fund's portfolio is performed by Montie L. Weisenberger. The Statement of Additional Information provides additional information about Mr. Valeiras' and Mr. Weisenberger's compensation, other accounts managed by them and their ownership of securities of the Fund. Information regarding the portfolio management team is listed below.

HORACIO A. VALEIRAS, CFA
MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Responsible for overseeing all investment and trading functions within the firm

Joined firm in August 2002, previously Managing Director at Morgan Stanley
     Investment management (1997-2002); 15 years prior experience with Morgan Stanley Investment Management; Miller, Anderson & Sherrerd; and Credit Suisse First Boston

M.B.A.--University of California, Berkeley
     S.M.--Massachusetts Institute of Technology
     B.S.--Virginia Tech

- MR. VALEIRAS HAS MANAGED THE FUND SINCE ITS INCEPTION.

MONTIE L. WEISENBERGER
VICE PRESIDENT, PORTFOLIO MANAGER

Joined firm in 2001, previously an analyst at Adams, Harkness & Hill
     (2000-2001); 6 years prior investment experience with Adams, Harkness & Hill and KPMG LLP

M.B.A. and M.H.A.--Georgia State University
     B.A.--Flagler College

- MR. WEISENBERGER HAS MANAGED THE FUND SINCE ITS INCEPTION.

INVESTMENTS TEAM

The portfolio management team is assisted by the entirety of Nicholas-Applegate's Investments Team, which in addition to Mr. Valeiras and Mr. Weisenberger, is also comprised of the portfolio managers of other Nicholas-Applegate strategies, research analysts and other investment professionals. Team members provide research reports and make securities recommendations with respect to the Fund's portfolio; however Mr. Valeiras and Mr. Weisenberger only are responsible for day-to-day management of the Fund.

PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION

MORE ABOUT THE FUND

The Fund's goal and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. Except as noted below, the Fund's investment policy may be changed without shareholder approval. The Fund will provide shareholders with at least 60 days prior notice of a change in the Fund's investment policy. There can, of course, be no assurance that the Fund will achieve its investment goal.

The Fund may also use strategies and invest in securities that are not described in the Statement of Additional Information. Of course, the Investment Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described below and in the Statement of Additional Information at any particular time.

MARKET DISRUPTION

As a result of the terrorist attack on the World Trade Center and Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks have led to unusual short-term market volatility and may have long-term effects on the U.S. and world economies and markets. A similar disruption of the financial markets could impact the market risk, liquidity risk and interest rate risk relating to your investment.

TEMPORARY INVESTMENTS AND RISKS

The Fund may, from time to time, invest all of its assets in short-term instruments when the Investment Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

LENDING OF PORTFOLIO SECURITIES AND RISK

In order to generate expense offset credits, the Fund may lend portfolio securities, on a short-term or a long-term basis, up to 30% of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to least 102% of the value of the securities loaned on U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

NON PRINCIPAL STRATEGIES

HEDGING TRANSACTION AND RISKS

The Fund may trade in derivative contracts to hedge portfolio holdings or an underweighting relative to the Fund's index. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful, and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in non-U.S. currency forward contracts.

OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium," from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based upon certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the portfolio managers could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Investment Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 1-800-551-8043

BY MAIL Write to:
Nicholas-Applegate Institutional Funds
Attn: Mutual Fund Operations
600 West Broadway, Suite 3200
San Diego, CA 92101

BY E-MAIL Send your request to www.nacm.com

ON THE INTERNET Text versions of the Fund's documents can be viewed online or downloaded from the EDGAR Data Base on the SEC's Internet site at:
  SEC
  http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090) or sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at www.publicinfo@sec.gov


[NICHOLAS APPLEGATE(R) LOGO]

600 West Broadway
San Diego, CA 92101
800-551-8043
Nicholas-Applegate Securities, Distributor
Visit us at www.nacm.com

Nicholas-Applegate Institutional Funds
SEC file number: 811-07384

MFSMIDMULTI 406

                    Nicholas-Applegate(R) Institutional Funds
           U.S. Small to Mid Cap Growth Fund Class I - II and R Shares
                          600 West Broadway, Suite 2900
                           San Diego, California 92101
                                 (800) 551-8043

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 2, 2006

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the Fund's prospectuses dated May 2, 2006. Obtain the prospectus without charge by calling 800-551-8043.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                 ------
Organization                                                                       B-2

Investment Objectives, Policies and Associated Risk Factors                        B-2

Investment Restrictions                                                           B-13

Trustees and Principal Officers                                                   B-15

Investment Adviser                                                                B-18

Custodian, Fund Accounting Agent and Administrators                               B-20

Transfer and Dividend Disbursing Agent, Legal Counsel and Independent Auditors    B-21

Distributor                                                                       B-22

Distribution Plan                                                                 B-22

Shareholder Service Plan                                                          B-22

Portfolio Management                                                              B-23

Portfolio Transactions and Brokerage                                              B-25

Purchase and Redemption of Fund Shares                                            B-27

Shareholder Services                                                              B-27

Fund Holdings Information                                                         B-28

Proxy Voting                                                                      B-29

Net Asset Value                                                                   B-30

Dividends, Distributions and Taxes                                                B-31

Performance Information                                                           B-34

Miscellaneous                                                                     B-50

Appendix A                                                                         A-1

                                  ORGANIZATION

     Nicholas-Applegate Institutional Funds (the "Trust") is an open-end investment management company currently offering a number of separate portfolios (each a "Fund" and collectively the "Funds"). This Statement of Additional Information contains information regarding the Class I - II and R, shares of the U.S. Small to Mid Cap Growth Fund. The Trust was organized in December 1992 as a business trust under the laws of Delaware.

     Prior to July 24, 1998, the Nicholas-Applegate mutual fund complex was organized in a "master-feeder" investment structure. Under that structure, the Nicholas-Applegate Mutual Funds invested all of their assets in corresponding portfolios, or series, of the Nicholas-Applegate Institutional Funds. On July 24, 1998, the shareholders of the Nicholas-Applegate Mutual Funds approved a plan that reorganized the "master-feeder" arrangement into a multi-class structure in which the Nicholas-Applegate Mutual Funds invested in securities directly and offered various classes of shares through multiple distribution channels. At the same time the Trust was liquidated.

     In May 1999, the Trust was reactivated and renamed Nicholas-Applegate Institutional Funds to be the successor entity to the institutional assets of Nicholas-Applegate Mutual Funds ("NAMF"). On that date, substantially all of the institutional assets of the single-class series of NAMF were transferred to the renamed Trust in a tax-free exchange for Class I shares of the corresponding Funds of the Trust, which for accounting purposes is treated as a continuation of the portfolios. Concurrently, substantially all institutional shareholders of the multi-class series of NAMF exchanged their shares for corresponding Class I shares of the respective Funds of the Trust, which has been accounted for as a table exchange and a commencement of operations of those Funds.

     The investment objectives, policies and limitations of the Funds of the Trust were identical in every respect to the corresponding portfolios of the NAMF. The investment management fees and expense limitations are also identical. The Trust is authorized to issue an unlimited number of shares.

           INVESTMENT OBJECTIVES, POLICIES AND ASSOCIATED RISK FACTORS

INVESTMENT OBJECTIVES

     The investment objective of the Fund is described in the Prospectus. There can, of course, be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES AND ASSOCIATED RISK FACTORS

     The following supplements the discussion of the various investment strategies and techniques employed by the Fund as set forth in the Prospectus.

EQUITY SECURITIES:

     COMMON STOCK is the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earning and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

     PREFERRED STOCKS have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

     WARRANTS give the Fund the option to buy the issuer's stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

     DEPOSITORY RECEIPTS are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by non-U.S. issuers. ADRs in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the non-U.S. issuer or may be unsponsored. The Fund may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of companies located outside of the U.S. Such depository receipts may be sponsored by the non-U.S. issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the non-U.S. issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underling security may be denominated in a non-U.S. currency, although the underlying security may be subject to non-U.S. governmental taxes which would reduce the yield on such securities.

     CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     The Fund treats convertible securities as equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FIXED INCOME SECURITIES:

     CORPORATE DEBT SECURITIES include notes, bonds, debentures and commercial paper. The credit risks of corporate debt securities vary widely among issuers.

     ZERO COUPON SECURITIES do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs, and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

     COMMERCIAL PAPER is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The sort maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

     BANK INSTRUMENTS are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or non-U.S. banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars are issued by U.S. branches of non-U.S. banks are referred to as Yankee instruments.

     DEMAND INSTRUMENTS are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Insurance contracts include guaranteed investment contracts, funding agreements and annuities.

     GOVERNMENT OBLIGATIONS include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurances can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     VARIABLE AND FLOATING RATE INSTRUMENTS are generally not rated by credited rating agencies; however, the Investment Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Investment Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

     ASSET BACKED SECURITIES are payable from pools of obligations other than mortgages. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. However, most asset backed securities involve consumer or commercial debts with maturities of less than ten years. Asset backed securities may take the form of commercial paper or notes, in addition to pass through certificates. Asset backed securities may also resemble some types of CMOs, such as Floaters, Inverse Floaters, IOs and POs.

NON U.S. SECURITIES:

     Non U.S. securities are securities of issuers based outside the U.S. They are primarily denominated in currencies other than U.S. dollars and traded outside of the U.S. In addition to the risks normally associated with equity and fixed income securities, non U.S. securities are subject to country risk and currency risks. Trading in certain non U.S. markets is also subject to liquidity risks.

     CURRENCY EXCHANGE CONTRACTS are used by the Fund to convert U.S. dollars into the currency needed to buy a non U.S. security, or to convert non-U.S. currency received from the sale of a non U.S. security into U.S. dollars ("spot currency trades"). The Fund may also enter into derivative contracts in which a currency is an underlying asset. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risk.

     NON U.S. GOVERNMENT SECURITIES generally consist of fixed income securities supported by national, state, or provincial governments or similar political subdivisions. Government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Government securities also include fixed income securities of "quasi-governmental agencies" which are either issued by entities that are owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Further, non U.S. government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including guasi-governmental agencies.

     EURODOLLAR CONVERTIBLE SECURITIES are fixed income securities of a U.S. or non U.S. issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside the United States. Each Fund may invest without limitation in Eurodollar convertible securities, subject to its investment policies and restrictions, that are convertible into equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies.

     EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and non-U.S. governments by large underwriting groups composed of banks and issuing houses from may countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by non-U.S. banks and corporations located outside of the U.S.

                RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to enhance return. The Fund may lose money through any unsuccessful use of these strategies. These strategies include the use of currency forward contracts, options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objectives and polices.

     RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES. Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund may lose money through any unsuccessful use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave it in a worse position than if such strategies were not used. Risk inherent in the use of options, currency and futures contracts and options on futures contracts include
(1) dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible liability of the Fund to purchase or sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

DERIVATIVES:

     SYNTHETIC CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

OPTIONS AND FUTURES:

     OPTIONS are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or "premium", from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

     The Fund may:

     - Buy call options on non U.S. currency in anticipation of an increase in the value of the underlying asset.

     - Buy put options on non U.S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset.

     - Write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     STOCK INDEX OPTIONS. The Fund may also purchase put and call options with respect to U.S. and global stock indices. The Fund may purchase such options as a hedge against changes in the values of portfolio securities or securities which they intend to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     NON U.S. CURRENCY OPTIONS. The Fund may buy or sell put and call options on non U.S. currencies. A put or call option on non-U.S. currency gives the purchaser of the option the right to sell or purchase a non U.S. currency at the exercise price until the option expires. The Fund uses non U.S. currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price of an in-the-money strike prices. Currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce non-U.S. currency risk using such options.

     As with other kinds of option transactions, writing options on non-U.S. currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could be required to purchase or sell non U.S. currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on non U.S. currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

     FUTURES CONTRACTS provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date, and time specified when the contract is made. Futures contracts traded OTC are frequently referred to as "forward contracts". Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures are considered to be commodity contracts.

     The Fund may buy and sell interest rate or financial futures, futures on indices, non U.S. currency exchange contracts, forward non-U.S. currency exchange contracts, non-U.S. currency options, and non-U.S. currency futures contracts.

     INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures markets, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

     The sale of an interest rate or financial future sale by the Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by the Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. The Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase options on the futures contracts they can purchase or sell, as describe above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell
(put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the contract will note be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contact will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the options or futures contract and movements in the price of the securities which are the subject of the hedge. The price of the contract may move more or less than the price of the securities being hedged. If the price of the contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the security being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the contract. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     When contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the contract that is not offset by a reduction in the price of securities purchased.

     Although the Fund intends to purchase or sell contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by the Fund depends on the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS

     Excepts as described below under "Non Hedging Strategic Transactions", the Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. The Fund may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

     Upon the purchase of futures contracts, the Fund will deposit an amount of cash or liquid debt or equity securities, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

INTEREST RATE AND CURRENCY SWAPS:

     For hedging purposes, the Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. An interest rate swap involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in the exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

     CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); and exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the non-U.S. exchange market (for an immediate exchange of non-U.S. exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the non-U.S. exchange market (for a future transfer of non-U.S. exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and currency exchange risk.

     SWAP OPTIONS. The Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

     RISKS ASSOCIATED WITH SWAPS. In connection with swap transactions, the Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactional only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

     The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account of the full amount accrued on a daily basis of the fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     The Fund will not enter into any of these transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of the purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).

                              SPECIAL TRANSACTIONS

     TEMPORARY INVESTMENTS. The Fund may temporarily depart from its principal investment strategies in response to adverse market, economic, political or other conditions by investing its assets in cash, cash items, and short-term, higher quality debt securities. A Fund may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. A defensive posture taken by the Fund may result in it failing to achieve its investment objective.

     INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

                       NON-HEDGING STRATEGIC TRANSACTIONS

     The Fund's options, futures and swap transactions will generally be entered into for hedging purposes--to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

     REPURCHASE AGREEMENTS are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. Pursuant to such agreements, the Fund acquires securities from financial institutions as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent non-U.S. system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements may be considered to be loans under the Investment Company Act.

     A Fund's custodian is required to take possession of the securities subject to repurchase agreements. The Investment Adviser or the custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. The Fund will maintain in a segregated account with its custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks).

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceed 15% of the value of its net assets.

     When the Fund engages in when-issued, forward commitments and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     BORROWING. The Fund may borrow money through various techniques. All borrowings by the Fund cannot exceed one-third of the Fund's total assets.

     The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting form a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     SHORT SALES. The Fund may make short sales of securities it owns or have the right to acquire at no added cost through conversion or exchange or other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short increase in value, than would otherwise be the case if it had not engage in such short sale. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     As a matter of policy, the Trust's Board of Trustees has determined that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     ILLIQUID SECURITIES. Illiquid securities are securities which are not readily marketable within seven days and repurchase agreements having a maturity of longer than seven days. The Fund might be unable to dispose of the securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, non U.S. securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested in purchasing such securities.

                                 DIVERSIFICATION

     The Fund is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by:
(1) cash and cash items, Government securities and securities of other investment companies; and (2) other securities except that the Fund may not invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer.

                             INVESTMENT RESTRICTIONS

     The Trust, on behalf of the Fund, has adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act).

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The investment objective of the Fund is a fundamental policy. In addition, the Fund may not:

          1. Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies or instrumentalities.

          2. Purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

          3. Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by the Fund in securities of the U.S. Government or its agencies and instrumentalities.

          4. Purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest in real estate.

          5. Make commercial loans of money, except that the Fund may purchase debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. Borrow money on a secured or unsecured basis, provided that, pursuant to the Investment Company Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings).

          7. Pledge or in any way transfer as security from indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Fund from engaging in options, futures and non-U.S. currency transactions.

          8. Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

          10. Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          11. Invest in securities of other investment companies, except (a) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

          12. Issue senior securities, except that the Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and non-U.S. currency transactions.

          13. Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

                             OPERATING RESTRICTIONS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Fund may not:

          1. Invest in interest in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although the Fund may invest in the securities of companies which invest in or sponsor such programs.

          2. Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 102% of the value of the loaned securities by marking to market daily.

                         TRUSTEES AND PRINCIPAL OFFICERS

     The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Information pertaining to the Trustees and Officers of the Fund are set forth in the following tables. Three of the officers and one Trustee of the Trust are also officers of the Investment Adviser, or officers of the Funds' Distributor, Nicholas-Applegate Securities. Trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") are referred to as "Independent Trustees". Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees". "Fund Complex" consists of the Fund and any other investment companies managed by Nicholas-Applegate Capital Management.

     The names, addresses and ages of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below.

                                                                                                NUMBER OF
                                               TERM OF                                         PORTFOLIOS
                                              OFFICE AND                                         IN FUND
                              POSITION(S)     LENGTH OF                                         COMPLEX
                                  HELD           TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE        WITH FUND       SERVED(2)           DURING PAST 5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
-----------------------      -------------   ------------   --------------------------------   ----------   -----------------------
INDEPENDENT TRUSTEES:

GEORGE F. KEANE (75)         Chairman of     Since May      President Emeritus and founding        15       Director, Bramwell
                             the Board       1999           Chief Executive Officer, The                    Funds (since 1994);
                             (since 2004)                   Common Fund (1971-1993); and                    Director, Longview Oil
                             and Trustee                    Endowment Advisors (1987-1993)                  & Gas (since 2000);
                                                            (organizations that provide                     Director, Security
                                                            investment management programs                  Capital U.S. Real
                                                            for colleges and universities);                 Estate (since 1997);
                                                                                                            Director, The Universal
                                                                                                            Bond Fund (since 1997);
                                                                                                            Director, Universal
                                                                                                            Stainless & Alloy
                                                                                                            Products Inc. (since
                                                                                                            1994); Director, United
                                                                                                            Water Services and
                                                                                                            affiliated companies
                                                                                                            (1996-2000); Director,
                                                                                                            and former Chairman of
                                                                                                            the Board, Trigen
                                                                                                            Energy Corporation
                                                                                                            (1994-2000); Trustee,
                                                                                                            Nicholas-Applegate
                                                                                                            Mutual Funds
                                                                                                            (1994-1999).

WALTER E. AUCH (83)          Trustee         Since May      Retired; prior thereto, Chairman       15       Trustee, LLBS Funds
                                             1999           and CEO of Chicago Board of                     (since 1994) and
                                                            Options Exchange (1979-1986);                   Brinson Supplementary
                                                            Senior Executive Vice President                 Trust (since 1997);
                                                            PaineWebber, Inc.                               Director, Thompson
                                                                                                            Asset Management Corp
                                                                                                            (1987-1999); Director,
                                                                                                            Smith Barney Trak Fund
                                                                                                            (since 1992) and Smith
                                                                                                            Barney Advisors (since
                                                                                                            1992); Director, PIMCO
                                                                                                            Advisors L.P
                                                                                                            (1994-2001); Director,
                                                                                                            Banyon Realty Trust
                                                                                                            (1988-2002), Banyon
                                                                                                            Mortgage Investment
                                                                                                            Fund (1989-2002) and
                                                                                                            Banyon Land Fund II
                                                                                                            (since 1988); Director,
                                                                                                            Express America
                                                                                                            Holdings Corp
                                                                                                            (1992-1999); Director,
                                                                                                            Legend Properties, Inc.
                                                                                                            (1987-1999); Director,
                                                                                                            Senele Group (since
                                                                                                            1988); Director, Fort
                                                                                                            Dearborn Income
                                                                                                            Securities, Inc.
                                                                                                            (1987-1995); Trustee,
                                                                                                            Nicholas-Applegate
                                                                                                            Mutual Funds
                                                                                                            (1994-1999); Director,
                                                                                                            Geotek Industries, Inc.
                                                                                                            (1987-1998).

                                                                                                NUMBER OF
                                               TERM OF                                         PORTFOLIOS
                                              OFFICE AND                                         IN FUND
                              POSITION(S)     LENGTH OF                                         COMPLEX
                                  HELD           TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE        WITH FUND       SERVED(2)           DURING PAST 5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
-----------------------      -------------   ------------   --------------------------------   ----------   -----------------------
JOHN J. MURPHY (60)          Trustee         Since          Founder and senior Principal,          15       Director, Smith Barney
                                             September      Murphy Capital Management                       Multiple Discipline
                                             2005                                                           Trust; Director,
                                                                                                            Barclays International
                                                                                                            Funds Group Ltd. and
                                                                                                            affiliated companies

DARLENE DEREMER (49)         Trustee         Since May      Partner, Grail Partners LLC            15       Founding Member and
                                             1999           (since 2005); Managing Director                 Director, National
                                                            Putnam Lovell NBF Private Equity                Defined Contribution
                                                            (2004-2005); Managing Director,                 Council (since 1997);
                                                            NewRiver E-Business Advisory                    Trustee, Boston
                                                            Services Division (2000-2003);                  Alzheimer's Association
                                                            Prior to, President and Founder,                (since 1998); Director,
                                                            DeRemer Associates, a strategic                 King's Wood Montessori
                                                            and marketing consulting firm                   School (since 1995);
                                                            for the financial services                      Editorial Board,
                                                            industry (since 1987); Vice                     National Association of
                                                            President and Director, Asset                   Variable Annuities
                                                            Management Division, State                      since 1997); Director,
                                                            Street Bank and Trust Company,                  Nicholas-Applegate
                                                            now referred to as State Street                 Strategic
                                                            Global Advisers, (1982-1987);                   Opportunities, Ltd.
                                                            Vice President, T. Rowe Price &                 (1994-1997); Trustee,
                                                            Associates (1979-1982); Member,                 Nicholas-Applegate
                                                            Boston Club (since 1998);                       Mutual Funds
                                                            Member, Financial Women's                       (1994-1999); Director,
                                                            Association Advisory Board                      Jurika & Voyles Fund
                                                            (since 1995); Founder, Mutual                   Group (since
                                                            Fund Cafe Website                               1994-2000); Trustee,
                                                                                                            Bramwell Funds (since
                                                                                                            2003); Director,
                                                                                                            Independent Director
                                                                                                            Council (since 2004).

INTERESTED TRUSTEE:

HORACIO A. VALEIRAS (45)     President &     Since August   Managing Director (Since 2004)         15       Trustee, The Bishops
                             Trustee         2004           and Chief Investment Officer,                   School (Since 2002);
                                                            Nicholas-Applegate Capital                      Trustee, San Diego
                                                            Management, Nicholas-Applegate                  Rowing Club (Since
                                                            Securities (since 2002);                        2002)
                                                            Managing Director of Morgan
                                                            Stanley Investment Management,
                                                            London (1997-2002); Head of
                                                            International Equity and Asset
                                                            Allocation, Miller Anderson &
                                                            Sherred; Director and Chief of
                                                            International Strategies,Credit
                                                            Suisse First Boston

PRINCIPAL OFFICERS

CHARLES H. FIELD, JR. (50)   Secretary and   Since May      General Counsel Nicholas-              15
                             Chief           2002           Applegate Capital Management
                             Compliance                     Nicholas-Applegate Securities
                             Officer                        LLC, Nicholas-Applegate Holdings
                                                            LLC and Nicholas-Applegate
                                                            Securities International LDC
                                                            (since February 2004), Deputy
                                                            General Counsel,
                                                            Nicholas-Applegate Capital
                                                            Management, LLC (1996-February
                                                            2004)

                                              NUMBER OF
                                               TERM OF                                         PORTFOLIOS
                                              OFFICE AND                                         IN FUND
                              POSITION(S)     LENGTH OF                                         COMPLEX
                                  HELD           TIME            PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
NAME ADDRESS(1) AND AGE        WITH FUND       SERVED(2)           DURING PAST 5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
-----------------------      -------------   ------------   --------------------------------   ----------   -----------------------
THOMAS MUSCARELLA (49)       Treasurer       Since May      Vice President, Director of            15
                                             2005           Mutual Fund Operations (since
                                                            1998).

----------
(1)  Unless otherwise noted, the address of the Trustees and Officers is c/o:
     Nicholas-Applegate Capital Management, 600 West Broadway, 32nd Floor, San Diego, California 92101.

(2) Each Trustee serves for an indefinite term, until her or his successor is elected.

     Each Trustee of the Trust that is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $24,000 for services rendered as a Trustee of the Trust, $1,500 for each meeting attended ($500 per Committee meeting and $1,500 per in person special meeting attended. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

     The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31, 2005, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Fund Complex". The Funds have no retirement or pension plan for its Trustees.

                                                                               TOTAL
                                        PENSION OR                         COMPENSATION
                                        RETIREMENT                          FROM TRUST
                        AGGREGATE    BENEFITS ACCRUED      ESTIMATED        AND TRUST
                      COMPENSATION      AS PART OF      ANNUAL BENEFITS      COMPLEX
NAME                   FROM TRUST     TRUST EXPENSES    UPON RETIREMENT   PAID TO TRUSTEE
----                  ------------   ----------------   ---------------   ---------------
Walter E. Auch         $   35,000           None              N/A          $  35,000(13*)
Darlene DeRemer        $   35,500           None              N/A          $  35,500(13*)
George F. Keane        $   35,000           None              N/A          $  35,000(13*)

     *Indicates total number of funds in Trust complex.

                            STANDING BOARD COMMITTEES

     The Board of Trustees has established three standing committees in connection with the governance of the Funds--Audit Committee, Contract Committee and Nominating Committee.

     The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of the Funds, and the Fund's Investment Adviser, administrator(s) and other key service providers (other than the independent registered public accounting firm ("Independent Auditors"))) is primarily responsible for the preparation the financial statements of each Fund, and the Independent Auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the Independent Auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting a Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

     The Audit Committee has, among other things, specific power and responsibility to: i) oversee the Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an Independent Auditor for the Funds prior to the engagement of such Independent Auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its Independent Auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's Independent Auditor to the Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee met four times during the fiscal year ended March 31, 2005.

     The Contract Committee consists of the three independent Trustees, chaired by Ms. DeRemer. The responsibilities of this committee are to request and review such information as it believes is reasonably necessary to evaluate the terms of the investment advisory and distribution agreements, as well as the plans of distribution and the accounting and transfer agency agreement. The Contract Committee meets each year prior to the Board meeting at which these contracts are proposed to be renewed. The Committee is assisted by independent legal counsel in its deliberations. The Committee met once during the fiscal year ended March 31, 2005.

     The Nominating Committee consists of the three independent Trustees chaired by Mr. Auch. This committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews compensation, expenses and compliance with the Trust's retirement policy. The Nominating Committee met once during the fiscal year ended March 31, 2005.

     The following table indicates Trustee ownership in the Fund, and in other Funds of the Trust, as of March 31, 2006.

                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                       DOLLAR RANGE OF EQUITY    SECURITIES IN ALL NICHOLAS-APPLEGATE
NAME OF DIRECTOR       SECURITIES IN THE FUND          INSTITUTIONAL FUNDS
----------------       ----------------------    ------------------------------------
Walter E. Auch                None                       $10,001-$50,000
Darlene DeRemer               None                       None
George F. Keane               None                       $50,001-$100,000
John J. Murphy                None                       None
Horacio A. Valeiras           None                       Over $100,000

     As of March 31, 2006 no Independent Trustee, or his/her immediate family members owned beneficially or of record any class of securities in an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the Investment Company Act) an investment adviser or principal underwriter of the Fund.

                               INVESTMENT ADVISER

     The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a limited liability company organized under the laws of Delaware, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

     The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001 The Investment Adviser was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprise one of the world's largest insurance group (the "Allianz Group"). As of March 31, 2005 Allianz Group currently has assets under management of approximately $578.2 billion. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

     Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, personal trades of portfolio management and senior management personnel in most securities require pre-clearance, and participation in initial public offerings without the prior written approval of the Investment Adviser's Chief of Compliance or General Counsel is prohibited. In addition, there are restrictions on short-term trading by portfolio management personnel.

THE INVESTMENT ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between Trust and the Investment Adviser with respect to the Fund, the Trust retains the Investment Adviser to manage the Fund's investment portfolios, subject to direction of the Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts.

     The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as investment adviser of the Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     The investment management services furnished under the Advisory Agreement are not deemed exclusive and the Investment Adviser is free to furnish similar services to others and take investment action with respect to other accounts which is different from action taken in the Funds. The Investment Adviser also manages hedge funds that may sell securities short, including those securities the Funds may be holding long. The portfolio managers and traders for these hedge funds are not separated from the rest of the Investment Adviser's investment personnel and therefore have access to full information about the Investment Adviser's investment research and the investment decisions and strategies being employed for the Fund. These hedge funds pay the Investment Adviser management fees at rates comparable to those paid by the Funds and the Investment Adviser also receives a share of any profits earned by the hedge funds as incentive compensation. As a result, the Investment Adviser may have a conflict between their own interests and the interests of other Investment Adviser investment advisory clients in managing the portfolios of these hedge funds.

     The Investment Adviser can not guarantee that trades for the portfolios of the Funds will not be different from or entered ahead of trades for other accounts managed by the Investment Adviser. However, the Investment Adviser has policies and procedures in place that prohibit an investment team from selling securities short in one account if those securities are held long in another account managed by that investment team. This limitation does not apply to exchange-traded funds.

MATTERS CONSIDERED BY THE BOARD

     The Investment Advisory Agreement for the Trust and for the Fund was approved by the Board, including all of the Independent Trustees on November 10, 2005. In approving the Advisory Agreement, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund.

     The Board specifically considered and made the following determinations upon their review of information provided to it by the Investment Adviser, unaffiliated research services and under the consultation of independent counsel to the Independent Trustees: (1) that the terms of the Investment Advisory Agreement are substantially identical to those of the existing investment advisory agreement between the Investment Adviser and the Trust for the other series of the Trust, except for different execution dates, effective dates, termination dates, fees and certain conforming changes; (2) the favorable history, reputation, qualification and background of the Investment Adviser, and noting in particular its long-term experience in managing other funds with similar investment objectives and strategies; (3) the qualifications of its personnel; (4) the Investment Adviser's use of technology and its approach to training and retaining portfolio managers and other research, advisory and management personnel; (5) the Investment Adviser's compensation policies and practices and noted that each portfolio manager's compensation is directly affected by the performance of the individual portfolios he or she manages, and particularly its emphasis on rewarding long-term performance results of its managers, and found them competitive and effective in attracting and maintaining talented and experienced investment professionals; (6) the financial strength of the Investment Adviser and its affiliation with the Allianz Group with assets under management of approximately $578 billion finding that the Investment Adviser has sufficient financial resources available to it to fulfill its obligations to the Fund under the terms of the Investment Advisory Agreement;
(7) its professional liability insurance coverage finding it to be adequate to cover its investment advisory business activities; (8) the fee and expense ratios of the Fund; (9) the Investment Adviser's operations and compliance program, including its policies and procedures, which had previously been approved by the Board as part of its oversight of the Trust and their demonstrated effectiveness in assuring compliance with the Federal securities laws; (10) the procedures of the Investment Adviser designed to fulfill the Investment Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Investment Adviser's code of ethics (regulating the personal trading of its officers and employees) noting its effectiveness and the Investment Adviser's commitment to placing its clients interests; including the Fund, before the interests of itself; (11) the possible benefits to the Investment Adviser from serving as adviser of the Fund and providing certain administrative services to the Fund and from affiliates of the Investment Adviser serving as principal underwriter and shareholder servicing agent of the Fund taking into account their overall performance over the past 10 years of service to the Trust and finding them fair and reasonable in connection with providing ongoing high quality services to the Fund; (12) the benefits potentially accruing to the Investment Adviser from securities lending, administrative, brokerage and custody relationships, as well as research services received by the Investment Adviser from broker-dealers who will execute transactions on behalf of the Fund, finding each to contribute to the Trust's and ultimately the Fund's overall investment performance noting the historical income received by other series of the Trust in connection with the lending of portfolio securities and the contribution to performance resulting from efficient and effective trading strategies employed by the Investment Adviser as well as the high quality level of research services provided by executing broker-dealers benefiting the portfolios of the Trust as well as other investment advisory clients of the Investment Adviser.

     After deliberation based on the factors and considerations discussed above, the Board determined, among other things, that: (1) the Investment Adviser and its investment staff and the Fund's portfolio managers have extensive experience in analyzing and managing the types of investment used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise; (2) based upon the Board's experience with the Investment Adviser in managing other series of the Trust, the Investment Adviser is capable of overseeing the Fund's investment program; (3) the proposed management fee and overall expense ratio are reasonable compared to those of other comparable funds; and (4) The Investment Adviser has sufficient financial resources available to it to fulfill its commitments to the Fund.

               CUSTODIAN, FUND ACCOUNTING AGENT AND ADMINISTRATORS

FUND ADMINISTRATOR

     In addition to its services as Investment Adviser, the Investment Adviser serves as administrator (and is referred to in this capacity as the "Administrator") to the Fund pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. The Investment Adviser may retain affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Fund and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

     Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at a rate of 0.40% for Class I and R, and 0.25% for Class II (expressed as a percentage of the Fund's average daily net assets, on an annual basis).

     The Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to AN ADDITIONAL 0.25% for Class R shares as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class R shares. THEREFORE, THE ADMINISTRATIVE FEE RATE FOR CLASS R SHARES OF THE FUND IS 0.25% GREATER THAN THE FEE SET FORTH ABOVE.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of the Investment Adviser (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses;
(iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Investment Adviser or the Trust, and any counsel retained exclusively for their benefit ("disinterested Trustees' expenses"); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class I, II and R shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees; and (2) by a majority of the Trustees who are not interested persons of the Trust or the Investment Adviser; or (2) a majority of the outstanding voting securities of the Trust, on 60 days' written notice to the Investment Adviser.

     Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class R administration fees in return for the firms' services (normally not to exceed an annual rate of 0.25% of a Fund's average daily net assets attributable to Class R shares purchased through such firms). The Administration Agreement includes a plan specific to Class R shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class R administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class R shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class R shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class R Shares."

     The Custodian, Fund Accounting and Administrator Agent for the Trust is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH has offices worldwide and provides services to the Trust from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Administrator and Fund Accounting Agent, BBH is responsible for the custody of the Trust's portfolio securities and cash, maintaining the financial and accounting books and records of the Trust, computing the Trust's net asset value per share and providing the administration services required for the daily business operations of the Trust.

              TRANSFER AND DIVIDEND DISBURSING AGENT, LEGAL COUNSEL
                            AND INDEPENDENT AUDITORS

     UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301, serves as the Transfer Agent and as the Dividend Disbursing Agent for the Funds. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

     Kirkpatrick and Lockhart, LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111, serves as legal counsel to the Independent Trustees of the Trust.

     PricewaterhouseCoopers LLP, 350 South Grand Avenue, 49th Floor, Los Angeles, CA 90071 serves as the independent registered public accounting firm for the Trust, and in that capacity audits the annual financial statements of the Trust.

                                   DISTRIBUTOR

     Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, Suite 2900, San Diego, CA 92101, is the principal underwriter and distributor for the Trust and, in such capacity is responsible for distributing shares of the Fund. The Distributor is a limited liability company organized under the laws of Delaware to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Holdings, LLC, the general partner of the Investment Adviser.

     Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of the Fund, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. The minimum assets for investors in the Fund may be waived from time to time. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Distribution Plan") with respect to Class R shares pursuant to which the Fund compensates the Distributor for expenses incurred, and services and facilities provided, by the Distributor in distributing shares of the Fund on a monthly basis, at the annual rate of 0.25% of the average daily net assets of the Class R shares of the Fund. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of its Class R shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class R shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of Class R shares.

                            SHAREHOLDER SERVICE PLAN

     The Trust has also adopted a Shareholder Service Plan. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of up to 0.25% of the average daily net assets of the Fund.

     Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in Fund shares; processing dividend and distribution payments from the Funds on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in Funds shares; providing the information to the Fund's necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption requests from clients; assisting clients in changing dividend options, account designations and addresses; and providing such other similar services.

     Pursuant to the Shareholder Service Plan, the Board of Trustees reviews at least quarterly a written report of the service expenses incurred on behalf of the Funds by the Distributor. The report includes an itemization of the service expenses and the purposes of such expenditures.

     The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees'), cast in person at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will become effective only upon the approval by majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to any Fund or class any time, without penalty, by the Board.

                              PORTFOLIO MANAGEMENT

COMPENSATION

     The compensation structure of Mr. Valeiras and Mr. Weisenberger (for the purposes of this section, "Portfolio Managers") is comprised of a fixed base salary set at competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by the Investment Adviser; and an annual bonus and profit sharing opportunity. Regarding the annual bonus and profit sharing opportunity, Each Portfolio Manager's compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual's portfolio management team and the overall success of the firm. Approximately 75% of each Portfolio Manager's bonus is based on one- and three-year annualized performance of client accounts under his management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account's individual benchmark (typically the MSCI EAFE Growth Index) (representing approximately one half of the calculation) and the accounts' peer rankings in institutional account universes (representing the other half). In the case of the Fund, the benchmark against which the performance of the Fund's portfolio will be compared is the Russell 2500 Growth Index. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. As of October 1, 2005, neither Mr. Valeiras nor Mr. Weisenberger owned shares of the Fund.

     Each of the Investment Adviser's investment teams has a profit-sharing plan. Each team receives a pool which is based on "EBITDA" (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer (Mr. Valeiras) and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts.

     The Portfolio Managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

OTHER ACCOUNTS MANAGED

     The following summarizes information regarding each of the accounts, excluding the portfolio of the Fund and other portfolios of the Trust, that were managed by the Portfolio Managers as of March 31, 2005, including accounts managed by a team, committee, or other group that includes the Portfolio Manager

     As Chief Investment Officer, Horacio A. Valeiras, CFA was responsible for 11 other Registered Investment Companies with $644 million under management, 7 other pooled vehicles with $533 million under management, and 209 other accounts with $14.029 billion under management. Of these accounts, none of the other Registered

Investment Companies, 3 of the other pooled vehicles (accounting for $35 million under management) and 5 of the other accounts (accounting for $143 million under management) paid an advisory fee based on performance.

     Montie Weisenberger was not responsible for any other Registered Investment Company, pooled vehicle or other account, and accordingly was not responsible for any Registered Investment Company, pooled vehicle or other account that paid an advisory fee based on performance.

POTENTIAL CONFLICTS OF INTEREST

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms. The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See "Portfolio Transactions and Brokerage".

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser's investment personnel, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Trust's Board of Trustees, the Investment Adviser executes the Fund's portfolio transactions and allocated the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make the markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Investment Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect on investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessary reduced as a result to the receipt of such supplemental information, service and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Investment Adviser, in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. Except as otherwise provided herein, the use of commissions or "soft dollars" to pay for research products or services will fall within the safe harbor created by
Section 28(e), research obtained with soft dollars generated by the Fund may be used by the Investment Adviser to service accounts other than the Fund. Section 28(e) does not provide a "safe harbor" with respect to transactions effected on a principal basis, or transactions effected in futures, currencies or certain derivative instruments. Except as noted below, where a product or service obtained with soft dollars provides both research and non-research assistance to the Investment Adviser, the Investment Adviser will make a reasonable allocation of the cost which may be paid for with soft dollars. Because many of these services and products could benefit the Investment Adviser, the Investment Adviser may have a conflict of interest in allocating the Fund's brokerage business, including an incentive to cause the Fund to effect more transactions than it otherwise might in order to obtain those benefits. The Investment Adviser may pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

     The Fund has entered into an arrangement with various broker-dealers, under which, with respect to any brokerage transactions directed to these broker-dealers, the broker-dealers rebate on a trade-by-trade basis, a part of the brokerage commission paid, which is used to pay expenses of the Fund.

     Although the Investment Adviser makes investment decisions for the Trust independently from those of its other accounts, investment of the kind made by the Fund may often also be made by such other accounts. When the Investment Adviser buys and sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, the Investment Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

     Securities trade in the over-the-counter market generally on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Nicholas-Applegate Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act of 1940, as amended), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect the Fund's ability to pursue their present investment objectives. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

     Subject to the above considerations, an affiliated broker may act as a securities broker or dealer for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to affiliates of the Funds are consistent with the foregoing standard.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Fund may be purchased and redeemed at its net asset value without any initial or deferred sales charge.

     The offering price is effective for orders received by the Transfer Agent or any sub-transfer agent prior to the time of determination of net asset value. The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Fund will have been deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designees. Brokers/Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent or a sub-transfer agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Fund's shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Fund. Payment for shares redeemed will be made not more than seven days after receipt of a written or telephone request in appropriate form, except as permitted by the Investment Company Act and the rules thereunder. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

     REDEMPTIONS IN KIND. Although the Fund intends to pay share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of portfolio securities.

     Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

     The Board of Trustees of the Trust has adopted redemption in-kind policies for shareholders who are deemed affiliated persons of the Fund. Pursuant to these policies a redemption in-kind will be processed so that it does not result in a dilution of shares of remaining shareholders. Furthermore, under these policies the affiliated party will have no influence over the selection process of securities to be redeemed in kind.

     Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

                              SHAREHOLDER SERVICES

     A shareholder of the Fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that the Fund (the "paying Fund") into any other Fund of the same share class (the "receiving Fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Fund equals or exceeds that Fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Fund is below that Fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Funds must be automatically reinvested in the receiving Fund, (iii) if this privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund will have the right, if the shareholder fails to increase the value of the account to such minimum within 60 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-investments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

     The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.

REPORTS TO INVESTORS

     The Fund will send its investors annual and semi-annual reports. The financial statements appearing in annual reports will be audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund may provide one annual and semi-annual report and annual prospectus per household. In addition, quarterly unaudited financial data are available from the Fund upon request.

ANTI-MONEY LAUNDERING PROGRAM

     The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals. Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information from shareholders who open an account.

                            FUND HOLDINGS INFORMATION

     Generally, the Fund views holdings information as sensitive and limits the dissemination of material non-public holdings information to circumstances in accordance with Board of Trustees-approved guidelines, as outlined below. Persons who may gain access to the portfolio holdings information fall into one of four categories: the public, service providers, rating organizations, and the Federal Government. The Board has made a determination that transparency and uniformity in portfolio disclosures to the public are in the best interest of shareholders, in that it allows shareholders and their advisers to learn what securities they indirectly own, and allows prospective shareholders and their advisers to better evaluate an investment in the Fund. Accordingly, employees of the Fund and the Investment Adviser may not make selective disclosure of Fund portfolio holdings. The Board has made a determination that it is in the Fund's best interest to disclose portfolio holdings to service providers such as the investment adviser, custodians, proxy voting services and portfolio analysis services; pursuant to confidentiality agreements, so that the Fund can carry out its normal operations. The Board has also determined that portfolio disclosure to rating organizations is in the best interest of the Fund's shareholders, in that ratings and publicity from these organizations improve the Fund's ability to attract more assets and retain existing assets.

     The Board has delegated to the Fund's Chief Compliance Officer ("CCO") the power to authorize portfolio disclosure to, and review the disclosure-related policies of, specific service providers and rating organizations that the Board does not approve directly. The Board has adopted a Code of Ethics that places restrictions on personal trading in securities by employees of the Fund, the investment adviser, the administrator and the custodian. Oversight of the Code of Ethics is vested in the CCO. The CCO makes periodic reports to the Board regarding disclosure of the Fund's portfolio holdings, and violations of, exceptions to, general oversight of, and proposed modifications to the Code of Ethics.

     The Fund will provide a full list of its holdings as of the end of the previous month to any person who makes a request on or after the 5th business day of the month and will furnish portfolio holdings as of the end of the month prior to the previous month to any person who submits a request prior to the 5th business day of the month. The Fund will provide its top ten holdings as of the end of the calendar quarter on the Investment Advisers web site 15 days or more after the calendar quarter-end.

     Disclosure is also made to service providers. Such service providers include the Fund's investment adviser, administrator, custodian, portfolio analysis providers and proxy voting services. For service providers not covered by the Code of Ethics, disclosure is made under contracts that include confidentiality provisions and prohibit trading on information disclosed by the Fund. The Fund has ongoing relationships with the following service providers under which it discloses portfolio holdings beyond the scope of public disclosure:

     - Nicholas-Applegate Capital Management as investment adviser. Disclosure is on a continuous, real-time basis.

     - Brown Brothers Harriman as custodian. Disclosure is on a continuous, real-time basis.

     - Vestek as portfolio analytics provider. Disclosure is made daily on a real-time basis.

     - Factset as portfolio analytics provider. Disclosure is made daily on a real-time basis.

     - Glass, Lewis & Co. as proxy voting service. Partial disclosure is made on a case-by-case, real-time basis, as dictated by periodic shareholder votes in the securities held by the Fund.

     Disclosure is also made to rating organizations. Disclosure is made under contracts that include confidentiality provisions and prohibit trading on information disclosed by the Fund. The Fund currently has no ongoing relationships with service providers under which it would disclose portfolio holdings beyond the scope of public disclosure.

     The Fund also provides a complete list of its holdings to the Federal Government four times in each fiscal year, at each quarter-end. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission ("SEC") on form N-Q.

     Nicholas-Applegate may not enter into any arrangements with third parties from which it would derive any monetary benefit for the disclosure of material non-public holdings information. If, in the future, the Investment Adviser desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Fund's SAI.

     There is no assurance that the Fund's policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     Shareholders can look up the Fund's Form N-Q on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 1-202-942-8090.

                                  PROXY VOTING

                            HOW THE FUND VOTE PROXIES

     The Investment Adviser votes proxies on behalf of the Fund pursuant to written Proxy Policy Guidelines and Procedures ("Proxy Guidelines") adopted by the Fund. A summary of the Proxy Guidelines is provided in Appendix A. To obtain information on how the Fund's securities were voted, please contact your account representative at 1-800-551-8043.

                                 NET ASSET VALUE

     The net asset value of the Fund is calculated by dividing (i) the value of the securities held by the Fund, plus any cash or other assets, minus all the Class' proportional interest in the Fund's liabilities (including accrued estimated expenses on an annual basis) all liabilities allocable to such Class, by the total number of shares of a particular class of the Fund outstanding. The value of the investments and assets of a Fund is determined each business day. Investment securities, including ADRs and EDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain non-U.S. exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

     In the event the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the board of Trustees of Trust will reconsider the time at which they compute net asset value. In addition, the asset value of the Funds may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

     The Fund values long-term debt obligations at the quoted bid prices for such securities or, if such prices are not available, at prices for securities or comparable maturity, quality and type; however, the Investment Adviser will use, when it deems it appropriate, prices obtained for the day of valuation from a bond pricing service, as discussed below. The Fund values debt securities with maturities of 60 days or less at amortized cost if their term to maturity from date of purchase is less that 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Trustees of the Trust not to represent fair value. The Fund values repurchase agreements at close plus accrued interest.

     The Fund values U.S. Government securities which trade in the over-the-counter market at the last available bid prices, except that securities with a demand feature exercisable within one to seven days are value at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

     The Fund values options, futures contracts and options thereon, which trade on exchanges, at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options and futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

     Trading in securities on non-U.S. securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, non-U.S. securities trading may not take place on all business days in New York, and may occur in various non-U.S. markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may to take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 11:00 a.m.

New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value, (Fair Value Securities) are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, cost of the security transactions in comparable securities, the size of the holding and the capitalization of the issuer, relationships among various securities, media or other reports or information deemed reliable by the Investment Adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other clients of the Investment Adviser, and such other factors as may be determined by the Investment Adviser, Board of Trustees or Pricing Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

     The Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

REGULATED INVESTMENT COMPANY

     The Trust has elected to qualify the Fund as a regulated investment company under Subchapter M of the Code, and intends that the Fund will remain so qualified.

     As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of it gross income form dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or non-U.S. currencies, or other income (including, but not limited to, gains form options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     A Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of it ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other that those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Funds intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

     Dividends paid by a Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Not later than 60 days after the end of the taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the code. Net capital gain distributions are not eligible for the dividends received deduction.

     BACKUP WITHHOLDING. Under certain provisions of the Internal Revenue Code (the "Code"), the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     NONRESIDENT ALIENS. Nonresident alien individuals and non-U.S. entities must certify their non-U.S. status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                           SPECIAL TAX CONSIDERATIONS

     SECTION 1256 CONTRACTS. Many of the futures contract and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain non-U.S. currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a

Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculation the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     The Funds may take one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

     SECTIONS 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a non U.S. currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in non-U.S. currency and on disposition of certain futures attributable to fluctuations in the value of the non-U.S. currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to the shareholders.

     NON U.S. TAX. Different countries may impose withholding and other taxes on other income received by a Fund form sources within those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intend to manage the Funds with the intention of minimizing non U.S. taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non U.S. corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of income and similar taxes paid by the Fund. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the taxes paid by the Fund will be "pass-through" for that year.

     Generally, a credit for taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total non-U.S. source taxable income. For this purpose, if the Fund elects pass-through treatment, the source of the Fund's income flows through to shareholders of the Fund. With respect to such election, the Fund treats gains from the sale of securities as derived from the U.S. sources and certain currency fluctuation gains, including fluctuation gains from non U.S. currency denominated debt securities, receivables and payables as ordinary income derived from U.S. sources. The limitation on the non U.S. tax credit applies separately to non U.S. source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the taxes paid by the Fund to other countries. The tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and taxes generally are not deductible in computing alternative minimum taxable income.

     ORIGINAL ISSUE DISCOUNT. The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire as issued originally at a discount. Generally, the Funds treat the amount of the original issue discount ("OID") as interest income and include it in income over the term of the debt security, even though they do not receive payment of that amount until a later time, usually when the debt security matures. The Funds treat a portion of the OID includable in income with respect to certain high-yield corporation debt securities as a dividend for federal income tax purposes.

     The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire in the secondary market as having market discount. Generally, a Fund treats any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount as ordinary interest income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

     The Funds generally must distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though the Funds have yet to receive cash representing such income. The Funds may obtain cash to pay such dividends from sales proceeds of securities held by the Funds.

                             PERFORMANCE INFORMATION

     The Trust may from time to time advertise total returns and yields for the Fund, compare Fund performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of its portfolio, and the market conditions during the given period, and should not be considered to be representative of what may be achieved in the future.

AVERAGE ANNUAL TOTAL RETURN

     The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investment are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would been received upon redemption. Total return does not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

       P(1 + T)(TO THE POWER OF n) =  ERV

        Where: P =  a hypothetical initial payment of $1,000.
               T =  average annual total return.
               n =  number of years
               ERV = ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                                  P(1+T)(TO THE POWER OF n) = ATV SUB(D or DB)

        Where: P            = a hypothetical initial payment of $1,000.
               T            = average annual total return (after taxes on
                              distributions, or after taxes on distributions and redemption, as applicable).
               n            = number of years
               ATV SUB(D or DB)
               ATV SUB(D)   = ending value of a hypothetical $1,000 payment made
                              at the beginning of the 1-, 5- or 10-year periods at the end of (or fractional portion thereof), after taxes on fund distributions and redemptions.
               ATV SUB(DB)  = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

PERFORMANCE COMPARISONS

     Advertising and sales literature may include:

     - references to ratings, rankings, and financial publication and/or performance comparison of Shares to certain indices;

     - charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

     - discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market condition, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

     RUSSEL 2500 GROWTH INDEX: The Index is an unmanaged index of the 2500 smallest companies in the Russel 3000 Index, which represents approximately 22% of its total market capitalization. The growth index measures those companies with higher price-to-book ratios and higher forecasted growth values.

     Value Line Mutual Funds Survey, published by Value Line Publishing, Inc., analyzes price, yield, risk, and total return for equity and fixed income mutual funds. The highest rating is One, and ratings are effective for one month.

     CDR Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     Dow Jones Industrial Average (DJIA) represents share prices of selected blue chip industrial corporations. The DJIA indicated daily changes in the average price of stock of thes corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market at a whole.

     Financial Publications. The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines, among others--provide performance statistics over specified time periods.

     Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

     Morningstar, Inc, an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Value, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Standard and Poor's Daily Stock Price Index of 500 Common Stocks (S&P500) is a composite index of common stocks in industry, transportation, and financial and public utility companies. The index can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

     Lipper Growth Fund Average is an average of the total returns of 580 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

     Strategic Insight Mutual Fund Research and Consulting, ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, the Funds will quote their Strategic Insight ranking in the "growth funds" category in advertising and sales literature.

     Mutual Fund Source Book, published by Morningstar, Inc., analyzes price, yield, risk, and total return for equity and fixed income funds.

     Value Line Composite Index, consists of approximately 1,700 common equity securities. It is based on a geometric average of relative price changes of the component stocks and does not include income.

     Strategic Insight Growth Funds Index consists of mutual funds that invest in well-established companies primarily for long-term capital gains rather than current income.

     As used in the Funds' prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

     The Trust will dispense the annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

     Each share of each Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATION OF TRUST

     The Declaration of Trust of the Trust provides that obligations of the Trust are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                             PROXY VOTING GUIDELINES

I    EXTERNAL AUDITOR

A. AUDITORS

     VOTE FOR proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position. Additionally, we may vote against ratification of auditors:

     - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

     - If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

     - When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

     - When audit fees are excessively low, especially when compared with other companies in the same industry.

     - When the company has aggressive accounting policies.

II   BOARD OF DIRECTORS

A. DIRECTOR NOMINEES

     Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     - Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

     - Executive Compensation

     - Director Compensation

     - Corporate Governance Provisions and Takeover Activity

     - Criminal Activity

     - Investment in the Company

     - Interlocking Directorships

     - Inside, Outside, and Independent Directors

     - Board Composition

     - Number of Other Board Seats

     - Any problems or issues that arose on Other Board assignments

     - Support of majority-supported shareholder proposals.

B. DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

     1. Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. VOTE AGAINST proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

     3. VOTE AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     4. VOTE FOR only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C. DIRECTOR DUTIES AND STAKEHOLDER LAWS

     VOTE AGAINST management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D. DIRECTOR NOMINATIONS

     VOTE IN ACCORDANCE WITH GLASS LEWIS shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E. INSIDE VERSUS INDEPENDENT DIRECTORS

     1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. VOTE FOR shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F. STOCK OWNERSHIP REQUIREMENTS

     VOTE IN ACCORDANCE WITH GLASS LEWIS on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G. TERM OF OFFICE

     VOTE AGAINST proposals to limit the tenure of outside directors.

III  PROXY CONTESTS AND CORPORATE DEFENSES

A. PROXY CONTESTS FOR BOARD SEATS

     All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B. CLASSIFIED BOARDS

     1.   VOTE AGAINST proposals to classify the board.

     2. VOTE FOR proposals to repeal a classified board, and to elect all directors annually.

C. CUMULATIVE VOTING

     1. VOTE FOR proposals to permit cumulative voting in the election of directors.

     2. VOTE AGAINST proposals to eliminate cumulative voting in the election of directors.

D. DIRECTOR NOMINATIONS

     VOTE AGAINST management proposals to limit shareholders' ability to nominate directors.

E. SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to call special meetings.

     2. VOTE FOR shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F. SHAREHOLDER ACTION BY WRITTEN CONSENT

     1. VOTE AGAINST management proposals to restrict or prohibit shareholders' ability to take action by written consent.

     2. VOTE FOR shareholder proposals to allow or make easier shareholder action by written consent.

G. SIZE OF THE BOARD

     1.   VOTE FOR proposals that seek to fix the size of the Board.

     2. VOTE AGAINST management proposals that give management the ability to alter the size of the Board without shareholder approval.

H. SHAREHOLDERS' ABILITY TO REMOVE DIRECTORS

     1. VOTE AGAINST proposals that state directors may be removed only for cause.

     2. VOTE FOR proposals to restore shareholder ability to remove directors with or without cause.

     3. VOTE AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     4. VOTE FOR proposals that permit shareholders to elect directors to fill board vacancies.

IV   TENDER OFFERS AND CORPORATE DEFENSES

A. FAIR PRICE PROVISIONS

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

     2. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B. GREENMAIL

     1. VOTE FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     2. Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     3. Vote on a CASE-BY-CASE basis regarding restructuring plans that involve the payment of pale greenmail.

C. POISON PILLS

     1. VOTE FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

     2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. STAKEHOLDER PROVISIONS

     VOTE AGAINST management proposals allowing the board to consider stakeholders' (outside constituencies') interests when faced with a tender offer.

E. SUPER-MAJORITY VOTE REQUIREMENT TO APPROVE MERGERS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

     2. VOTE AGAINST management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F. SUPER-MAJORITY SHAREHOLDER VOTE REQUIREMENTS TO AMEND CHARTER OR BYLAWS

     1. VOTE FOR shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

     2. VOTE AGAINST management proposals to require a super-majority vote to amend any bylaw or charter provision.

G. UNEQUAL VOTING RIGHTS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.

H. EXISTING DUAL CLASS COMPANIES

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

     2. VOTE FOR shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I. WHITE SQUIRE PLACEMENTS

     VOTE FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

V    MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

A. ABSTENTION VOTES

     VOTE FOR shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B. ANNUAL MEETINGS

     1. VOTE AGAINST management proposals asking for authority to vote at the meeting for "other matters".

     2. VOTE AGAINST shareholder proposals to rotate the time or place of annual meetings.

C. CONFIDENTIAL VOTING AND INDEPENDENT TABULATION AND INSPECTIONS

     VOTE FOR proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D. EQUAL ACCESS

     VOTE FOR shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E. BUNDLED PROPOSALS

     Bundled or "conditioned" proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F. SHAREHOLDER ADVISORY COMMITTEE

     1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G. DISCLOSURE PROPOSALS

     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H. CONFLICT OF INTEREST

     When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients' interests are not compromised.

     We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

       (i) identify any situation where we DO NOT intend to vote in accordance with our normal policy on any issue;

      (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

     (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

      (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

       (v) pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.

     The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

VI   CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

     1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     2. Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C. REVERSE STOCK SPLITS

     VOTE FOR management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D. BLANK CHECK PREFERRED STOCK

     1. VOTE AGAINST management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

     2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

     3. VOTE FOR shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

     4. VOTE FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     VOTE FOR management proposals to reduce the par value of common stock.

F. PREEMPTIVE RIGHTS

     Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

G. DEBT RESTRUCTURING

     Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

H. SHARE REPURCHASE PROGRAMS

     VOTE FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII  EXECUTIVE COMPENSATION/EMPLOYEE CONSIDERATION

A. INCENTIVE PLANS

     All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):

     - Necessity

     - Reasonableness Test

     - Participation

     - Dilution

     - Shares Available

     - Exercise and Payment Terms

     - Change-in-Control Provisions

     - Types of Awards

     - Company specific dilution cap calculated

     - Present Value of all incentives, derivative awards, cash/bonus compensation

     - Shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives)

     - Voting power dilution--Potential percent reduction in relative voting power

     - Criteria for awarding grants

     - The pace of grants

     - The value of grants per employee compared with the company's peers.

     - Allowance for repricing of options

     - Past granting patterns

     - Process for determining pay levels

B. SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR COMPENSATION

     1. Generally, VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

     2. All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. GOLDEN PARACHUTES

     1. VOTE FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. EMPLOYEE STOCK OWNERSHIP PLANS (ESOP)

     1. VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

     2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

               - Reasonableness Test

               - Participation

               - Administration

               - Shares Available

               - Exercise and Payment Terms

               - Change-in-Control Provisions

               - Types of Awards

               - Dilution

E. 401(k) EMPLOYEE BENEFIT PLANS

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on proposals to implement a 401(k) savings plan for employees.

F. DISCOUNTED OPTIONS/RESTRICTED STOCK

     VOTE IN ACCORDANCE WITH GLASS LEWIS analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)

G. PENSION FUND CREDITS

     VOTE FOR proposals that EXCLUDE pension fund credits from earnings when calculating executive compensation. In addition, VOTE AGAINST proposals that INCLUDE pension fund credits in earnings when calculating executive compensation.

VIII STATE OF INCORPORATION

A. RE-INCORPORATION PROPOSALS

     Proposals to change a corporation's state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

B. STATE TAKEOVER STATUTES

     Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. STATE FAIR PRICE PROVISIONS

     Proposals to opt out of S.F.P's are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

D. STAKEHOLDER LAWS

     VOTE FOR proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E. DISGORGEMENT PROVISIONS

     Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

IX   MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:

     - Anticipated financial and operating benefits

     - Offer price (cost vs. premium)

     - Prospects of the combined companies

     - How the deal was negotiated

     - Changes in corporate governance and their impact on shareholder rights

     - Other pertinent factors discussed below.

B. CORPORATE RESTRUCTURINGS

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

C. SPIN-OFFS

     Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

     - The tax and regulatory advantages

     - Planned use of the sale proceeds

     - Market focus

     - Managerial incentives.

D. ASSET SALES

     Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering

     - The impact on the balance sheet/working capital

     - The value received for the asset

     - The potential elimination of diseconomies.

E. LIQUIDATIONS

     Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing

     - Management's efforts to pursue other alternatives

     - The appraisal value of the assets

     - The compensation plan for executives managing the liquidation.

F. RIGHTS OF APPRAISAL

     VOTE FOR shareholder proposals to provide rights of appraisal to dissenting shareholders.

G. CHANGING CORPORATE NAME

     VOTE FOR changing the corporate name.

X    SOCIAL ISSUES PROPOSALS

A. SOCIAL ISSUES PROPOSALS

     Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.

XI   PROXIES NOT VOTED

A. SHARES OUT ON LOAN

     Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B. SHARE-BLOCKING

     Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C. OTHER

     There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.